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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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
      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                        APPLERA CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)
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Payment of Filing Fee (Check the appropriate box):

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
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
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           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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           (4)  Proposed maximum aggregate value of transaction:
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           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
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                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
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
2001
APPLERA CORPORATION
Proxy Statement and Notice of
2001 Annual Meeting of Stockholders

APPLIED BIOSYSTEMS    CELERA GENOMICS

INTERNET VOTING

    Most stockholders of record have a choice of voting over the Internet, by telephone, or by using a traditional proxy card. Please check your proxy card or the information forwarded by your bank, broker, or other holder of record to see which options are available to you.

MULTIPLE COPIES OF ANNUAL REPORT

    If you received more than one copy of the 2001 Annual Report at the same address and would like to reduce the number you receive, you can authorize the Company to discontinue the mailing of annual reports to the accounts you select. To do so, mark the designated box on the appropriate proxy card. At least one account at your address must continue to receive an annual report unless you elect electronic delivery of future documents.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

    This Notice of Annual Meeting and Proxy Statement and the 2001 Annual Report are available on our Internet site at HTTP://WWW.APPLERA.COM. If you are a stockholder of record and would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote over the Internet or call our toll-free stockholder services number at 1-800-730-4001. If you hold your shares through a bank, broker, or other holder, check the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports and vote your shares over the Internet. Opting to receive your proxy materials online saves us the cost of producing and mailing these materials to your home or office and gives you an automatic link to the proxy voting site.

                           DIRECTIONS TO THE MEETING

   The meeting will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7),
                                    Norwalk,
   Connecticut, approximately one-half mile north of Exit 40B (northbound or southbound)
     on the Merritt Parkway (Connecticut Route 15). Signs in the lobby will direct you to the meeting.

[LOGO]

301 Merritt 7
Norwalk, CT 06851-1070

September 18, 2001

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

    The 2001 Annual Meeting of Stockholders of Applera Corporation will be held at 301 Merritt 7, Main Avenue (old U.S. Route 7), Norwalk, Connecticut, on Thursday, October 18, 2001 at 9:30 a.m. The meeting will be held for the following purposes:

       1.  To elect ten directors;

       2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending June 30, 2002;

       3. To approve an amendment to the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan to increase the number of shares available for issuance;

       4. To approve an amendment to the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan to increase the number of shares available for issuance; and

       5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only holders of record of shares of Applera Corporation-Applied Biosystems Group Common Stock and Applera Corporation-Celera Genomics Group Common Stock as of the close of business on August 24, 2001 will be entitled to vote at the meeting.

                                          By Order of the Board of Directors,
                                          Thomas P. Livingston

                                          SECRETARY

                            YOUR VOTE IS IMPORTANT!

     Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote
    in person at the meeting even if you send in your proxy or vote over the
                           Internet or by telephone.

                               TABLE OF CONTENTS

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
                                                              PAGE

General Information.........................................    1

Election of Directors (Proposal 1)..........................    2

The Board of Directors......................................    5

  Board Committees..........................................    5

  Report of the Audit/Finance Committee.....................    6

  Compensation of Directors.................................    7

Ownership of Company Stock..................................    8

  Greater than 5% Beneficial Owners.........................    8

  Directors and Executive Officers..........................    9

  Section 16(a) Beneficial Ownership Reporting Compliance...   10

Executive Compensation......................................   11

  Report of the Management Resources Committee..............   11

  Performance Graph.........................................   14

  Summary Compensation Table................................   15

  Option Grant Tables.......................................   16

  Option Exercises and Year-End Value Tables................   17

  Retirement Benefits.......................................   18

  Employment Contracts, Termination of Employment,
    Change-in-Control, and Other Agreements.................   20

Ratification of the Selection of Independent Accountants
  (Proposal 2)..............................................   21

Approval of Amendments to the Applera Corporation/Applied
  Biosystems Group 1999 Stock Incentive Plan and the Applera
  Corporation/Celera Genomics Group 1999 Stock Incentive
  Plan (Proposals 3 and 4)..................................   22

Other Business..............................................   29

Stockholder Proposals.......................................   29

APPENDIX A--AUDIT/FINANCE COMMITTEE CHARTER.................  A-1

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[LOGO]

301 Merritt 7
Norwalk, CT 06851-1070

September 18, 2001

                                PROXY STATEMENT

                              GENERAL INFORMATION

    This proxy statement and the accompanying proxy card are first being sent to stockholders on or about September 24, 2001 in connection with the solicitation of proxies by the Board of Directors of Applera Corporation (the "Company" or "we") for use at our 2001 Annual Meeting of Stockholders.

    THE ANNUAL MEETING. The annual meeting will be held on Thursday, October 18, 2001 at 9:30 a.m. at 301 Merritt 7, Main Avenue (old U.S. Route 7),
Norwalk, Connecticut. At this meeting, stockholders will be asked to elect 10 directors, ratify the selection of independent accountants for the Company, and approve amendments to our two stock incentive plans to increase the number of shares available for issuance.

    RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE.  Only holders of record of the
Company's Applied Biosystems Group Common Stock ("Applera-Applied Biosystems stock") and the Company's Celera Genomics Group Common Stock ("Applera-Celera
Genomics stock") as of the close of business on August 24, 2001, the record date for the meeting, are entitled to vote at the meeting. (The Applera-Applied
Biosystems stock and the Applera-Celera Genomics stock are sometimes referred to collectively as "Applera common stock.")

    As of the record date, there were 211,648,348 shares of Applera-Applied
Biosystems stock and 61,948,898 shares of Applera-Celera Genomics stock outstanding and entitled to vote at the meeting.

    VOTING RIGHTS.  At the meeting, each outstanding share of Applera-Applied
Biosystems stock will be entitled to one vote, and each outstanding share of Applera-Celera Genomics stock will be entitled to 1.159 vote. The voting rights of the Applera-Celera Genomics stock have been determined based on recent market values of each class of Applera common stock in accordance with the formula set forth in our Restated Certificate of Incorporation. The holders of Applera-Applied Biosystems stock and Applera-Celera Genomics stock will vote together as a single class at the meeting.

    QUORUM. The presence at the meeting, either in person or by proxy, of a majority of the total votes entitled to be cast by the outstanding shares of Applera common stock is necessary to constitute a quorum to transact business at the meeting. If a quorum is not present, it is expected that the meeting will be adjourned or postponed in order to solicit additional proxies.

    Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Broker non-votes occur when a broker or other nominee does not vote on a particular proposal because it does not have discretionary voting authority for that proposal and has not received voting instructions from the beneficial owner.

    VOTE REQUIRED. A plurality of the votes cast at the meeting is required for the election of directors (I.E., the nominees receiving the greatest number of votes will be elected). Accordingly, abstentions will not affect the outcome of the election of directors.

    The favorable vote of a majority of the votes present in person or by proxy and entitled to vote at the meeting is required to ratify the selection of independent accountants (Proposal 2) and to approve

                                       1
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the amendments to our stock incentive plans (Proposals 3 and 4). Abstentions and broker non-votes on any of these proposals will be counted for purposes of determining the number of shares present on the proposal but will not be counted as votes "for" the proposal. Therefore, abstentions and broker non-votes will have the same effect as votes against these proposals.

    PROCEDURES FOR VOTING. Stockholders of record have the choice of voting by Internet, by telephone, or by completing and returning the accompanying proxy card. The shares represented by a properly signed proxy card or voted over the Internet or by telephone will be voted at the meeting as specified by the stockholder. If a proxy card is properly signed and returned but no specific choices are made, the shares represented by the proxy card will be voted in favor of the election of all of the nominees for director and each of the proposals set forth on the proxy card.

    REVOCATION OF PROXIES.  A stockholder of record may revoke a proxy
(including a vote over the Internet or by telephone) at any time before it is voted at the meeting by:

    - submitting a properly completed proxy with a later date;

    - voting by telephone or over the Internet at a later time;

    - filing with the Secretary of the Company a written revocation of proxy; or

    - voting in person at the meeting.

Attendance at the meeting will not of itself constitute revocation of a proxy.

    COSTS OF PROXY SOLICITATION. We will bear the costs of soliciting proxies for the meeting. In addition to solicitation by mail, proxies may be solicited on behalf of the Company by directors, officers, or employees of the Company in person or by telephone, facsimile, or other electronic means. We have retained
Morrow & Co., Inc., New York, New York, to assist in the distribution and solicitation of proxies for a fee estimated at $9,000, plus out-of-pocket expenses.

    We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries holding shares of Applera common stock in their names or those of their nominees for their expenses for sending proxy materials to the beneficial owners of Applera common stock and obtaining their proxies.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Board of Directors has nominated the ten persons named below for election as directors of the Company at the meeting. Each of the nominees is currently serving as a director of the Company and has agreed to serve if elected. All directors are elected for a one-year term.

    If a nominee becomes unavailable to serve as a director for any reason, the shares represented by proxies will be voted for such other person as may be designated by the Board, unless the Board decides to leave the vacancy temporarily unfilled or to reduce the number of directors.

    The principal occupation and certain other information about each of the nominees as of September 4, 2001 is provided below.

  THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

                                       2
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                                                              Mr. Ayers is the retired Chairman and Chief
                                                              Executive Officer of The Stanley Works, a tool and
                                                              hardware manufacturer. He was an advisor to the
RICHARD H. AYERS                                              Chairman and Chief Executive Officer of Stanley
58 Years Old                                                  from January 1997 to October 1997 after having
Became Director 1988                     [PHOTO]              served as Chairman and Chief Executive Officer of
                                                              Stanley from May 1989 to December 1996. Mr. Ayers
                                                              is a Trustee of MassMutual Institutional Funds and
                                                              MML Series Investment Fund.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. Belingard has served as Chief Executive Officer
                                                              of bioMerieux-Pierre Fabre Group, a diversified
                                                              French health care holding company, since January
JEAN-LUC BELINGARD                                            1999. He previously served as Director General of
52 Years Old                                                  the Diagnostics Division and a member of the
Became Director 1993                     [PHOTO]              Executive Committee of F. Hoffmann-La Roche Ltd.
                                                              from 1990 to 1998. Mr. Belingard is also a director
                                                              of Laboratory Corporation of America Holdings and a
                                                              Foreign Trade Advisor to the French government.
-----------------------------------------------------------------------------------------------------------------

                                                              Dr. Hayes is the Philip Caldwell Professor of
ROBERT H. HAYES                                               Business Administration, Emeritus, at the Harvard
65 Years Old                                                  Business School. He has held various positions at
Became Director 1985                     [PHOTO]              Harvard since 1966. Dr. Hayes is also a director of
                                                              Helix Technology, Inc.
-----------------------------------------------------------------------------------------------------------------

                                                              Dr. Levine is the President and Chief Executive
                                                              Officer of Rockefeller University. He was
                                                              previously the Harry C. Weiss Professor of the Life
                                                              Sciences and Chairman of the Molecular Biology
ARNOLD J. LEVINE                                              Department at Princeton University from 1984 to
62 Years Old                             [PHOTO]              1998 when he joined Rockefeller University.
Became Director 1999                                          Dr. Levine is also a director of Baxter
                                                              International Inc., Advanced Medicine, Inc., and
                                                              ImClone Systems Incorporated and a member of the
                                                              Celera Genomics Scientific Advisory Board.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. Martin is the retired President and Chief
                                                              Executive Officer of Barnes Group Inc., a
                                                              manufacturer of precision springs and custom metal
THEODORE E. MARTIN                                            components. He joined Barnes Group in 1990 as a
62 Years Old                             [PHOTO]              group vice president and served as President and
Became Director 1999                                          Chief Executive Officer from 1995 until his
                                                              retirement in 1998. Mr. Martin is also a director
                                                              of Ingersoll-Rand Company and Unisys Corporation.
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                                       3
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                                                              Dr. Slayman is the Sterling Professor of Genetics
                                                              and Deputy Dean for Academic and Scientific Affairs
                                                              at Yale University School of Medicine. She joined
CAROLYN W. SLAYMAN                                            the Yale faculty in 1967. Dr. Slayman is a
64 Years Old                                                  consultant to the National Institutes of Health,
Became Director 1994                     [PHOTO]              most recently having served as a member of the
                                                              National Advisory General Medical Sciences Council,
                                                              and a member of the Board of Overseers of Dartmouth
                                                              Medical School.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. Smith is the retired Chairman and Chief
                                                              Executive Officer of Engelhard Corporation, a
                                                              provider of environmental technologies, specialty
ORIN R. SMITH                                                 chemical products, and engineered materials. He
66 Years Old                                                  served as Chairman and Chief Executive Officer of
Became Director 1995                     [PHOTO]              Engelhard from 1995 until his retirement on January
                                                              1, 2001. He is also a director of Engelhard
                                                              Corporation, Ingersoll-Rand Company, and Vulcan
                                                              Materials Company.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. St. Laurent is a Principal of St. Laurent
                                                              Properties, a company engaged in various real
GEORGES C. ST. LAURENT, JR.                                   estate, agricultural, and forestry related
65 Years Old                             [PHOTO]              ventures. He previously served as Chief Executive
Became Director 1996                                          Officer of Western Bank from January 1988 to April
                                                              1997.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. Tobin has served as President and Chief
                                                              Executive Officer of Boston Scientific Corporation,
                                                              a medical device manufacturer, since March 1999.
                                                              Mr. Tobin previously served as President and Chief
JAMES R. TOBIN                                                Executive Officer of Biogen, Inc. from 1997 to 1998
57 Years Old                                                  and President and Chief Operating Officer from 1994
Became Director 1999                     [PHOTO]              to 1997. Prior to joining Biogen, he held various
                                                              positions at Baxter International Inc. including
                                                              President and Chief Operating Officer from 1992 to
                                                              1994. Mr. Tobin is also a director of Boston
                                                              Scientific and Curis, Inc.
-----------------------------------------------------------------------------------------------------------------

                                                              Mr. White has served as Chairman, President and
                                                              Chief Executive Officer of the Company since
                                                              September 1995. Prior to that date, he was
                                                              Executive Vice President and a member of the Office
TONY L. WHITE                                                 of the Chief Executive of Baxter International
55 Years Old                             [PHOTO]              Inc., a manufacturer of health care products and
Became Director 1995                                          instruments. He also served as Group Vice President
                                                              of Baxter from 1986 to 1992. Mr. White is also a
                                                              director of C.R. Bard, Inc. and Ingersoll-Rand
                                                              Company.
-----------------------------------------------------------------------------------------------------------------

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                             THE BOARD OF DIRECTORS

    The business of the Company is managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chairman, officers, and other employees, by reviewing materials relating to the Company, and by participating in meetings of the Board and its committees.

    During fiscal year 2001, the Board held seven meetings and the committees held a total of 18 meetings. Average attendance at all meetings of the Board and committees during the fiscal year was more than 96%, and each nominee for director attended at least 75% of the meetings of the Board and of the committees on which he or she served.

BOARD COMMITTEES

    The Board has established standing committees to assist it in carrying out its responsibilities. The principal responsibilities of each of these committees are described below.

    AUDIT/FINANCE COMMITTEE. The Audit/Finance Committee oversees accounting, finance, and internal control matters. The committee: recommends to the Board the selection of independent accountants to audit the consolidated financial statements of the Company; reviews the scope and results of the audit with the independent accountants; reviews with management and independent accountants the Company's annual and quarterly consolidated financial statements; reviews internal accounting and auditing procedures; reviews the Company's financial policies and strategies; and reviews policies and practices designed to assure the Company's compliance with legal and ethical standards. The Audit/Finance Committee met eight times during fiscal year 2001. A report of the committee for fiscal year 2001 is provided on page 6.

    The current members of the Audit/Finance Committee are Richard H. Ayers (Co-Chair), Theodore E. Martin (Co-Chair), Robert H. Hayes, Arnold J. Levine, and James R. Tobin.

    EXECUTIVE COMMITTEE. The Executive Committee has the authority during the intervals between meetings of the Board to exercise the powers of the Board (except for certain powers reserved solely for the Board) in situations, generally arising from unforeseen events, necessitating Board action before a meeting can be convened. The Executive Committee did not meet during fiscal year 2001.

    The current members of the Executive Committee are Tony L. White (Chair), Richard H. Ayers, Robert H. Hayes, and Carolyn W. Slayman.

    MANAGEMENT RESOURCES COMMITTEE. The Management Resources Committee is comprised of non-employee directors. The committee reviews and approves all forms of remuneration for the senior management of the Company and administers the Company's stock plans. It also reviews management development and succession programs. The Management Resources Committee met seven times during fiscal year 2001. The Committee's report on executive compensation starts on page 11.

    The current members of the Management Resources Committee are Orin R. Smith (Co-Chair), Georges C. St. Laurent, Jr. (Co-Chair), Jean-Luc Belingard, and Carolyn W. Slayman.

    NOMINATING COMMITTEE. The Nominating Committee: recommends nominees to fill vacancies on the Board; reviews the functioning and effectiveness of the Board, its committees, and its individual members; and makes recommendations to the Board concerning the compensation of non-employee directors and membership assignments for committees of the Board. The Nominating Committee met two times during fiscal year 2001.

    The committee will consider responsible recommendations by stockholders of candidates to be nominated as directors of the Company. All recommendations must be in writing and addressed to the Secretary of the Company and satisfy any applicable requirements under the Company's By-laws.

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    The current members of the Nominating Committee are Jean-Luc Belingard
(Co-Chair), Carolyn W. Slayman (Co-Chair), Orin R. Smith, Georges C. St. Laurent, Jr., and Tony L. White (EX OFFICIO).

    TECHNOLOGY ADVISORY COMMITTEE. The Technology Advisory Committee advises the Board and management concerning issues related to the development and implementation of the Company's technological assets, including strategies for developing and expanding these assets and assisting management in assessing third party technology opportunities. The Technology Advisory Committee met one time during fiscal year 2001.

    The current members of the Technology Advisory Committee are Arnold J. Levine (Co-Chair), Carolyn W. Slayman (Co-Chair), Jean-Luc Belingard, Robert H. Hayes, and Georges C. St. Laurent, Jr.

REPORT OF THE AUDIT/FINANCE COMMITTEE

    The Audit/Finance Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Committee operates under a written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix A. The Committee is comprised of five non-employee directors, all of whom are "independent" as defined by the rules of the New York Stock Exchange.

    In performing its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2001 with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent accountants. Management has the primary responsibility for the financial statements and the reporting process. PwC is responsible for expressing an opinion as to whether these financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States.

    The Committee also discussed with PwC their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "COMMUNICATION WITH AUDIT COMMITTEES."

    The Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, "INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES," and has discussed with PwC their independence from the Company and its management. The Committee considered whether the provision of information technology services and other non-audit services by PwC to the Company is compatible with maintaining the independence of PwC and concluded that the independence of PwC is not compromised by the provision of such services.

    Based on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited consolidated financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

    The Committee has also recommended to the Board, and the Board has appointed, PwC to audit the Company's consolidated financial statements for the fiscal year ending June 30, 2002, subject to stockholder ratification of that appointment.

                                          Audit/Finance Committee
                                          Richard H. Ayers, Co-Chair
                                          Theodore E. Martin, Co-Chair
                                          Robert H. Hayes
                                          Arnold J. Levine
                                          James R. Tobin

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COMPENSATION OF DIRECTORS

    ANNUAL RETAINER. Each non-employee director receives an annual retainer of $35,000. No additional amounts are paid for participation on committees. All directors are reimbursed for expenses incurred in attending Board and committee meetings.

    Each non-employee director of the Company is required to apply at least 50% of his or her annual retainer to the purchase of Applera-Applied Biosystems stock and Applera-Celera Genomics stock. Purchases of stock are made quarterly, and the number of shares of each class of stock purchased is based on the ratio of the number of shares of each class outstanding on the purchase date. The purchase price is the fair market value of a share of the applicable class of stock on the purchase date.

    STOCK OPTIONS. Each non-employee director receives an annual grant of stock options to purchase 6,000 shares of Applera-Applied Biosystems stock and 1,500 shares of Applera-Celera Genomics stock upon his or her election or reelection to the Board. All options granted have an exercise price equal to the fair market value of a share of the applicable class of stock on the date of grant and are generally exercisable in four equal annual installments.

    RESTRICTED STOCK. Each non-employee director receives a restricted stock award of up to 1,200 shares of Applera-Applied Biosystems stock and 300 shares of Applera-Celera Genomics stock on the date of election or reelection to the Board. Directors elected other than at an annual meeting are granted a pro rata portion of such shares. Restricted stock awards vest on the date immediately preceding the annual meeting next following the date of grant and will be forfeited, subject to certain exceptions, if the director ceases to serve as a member of the Board prior to that date. Prior to vesting, the director has the right to receive cash dividends and to vote but may not transfer or otherwise dispose of the shares.

    In addition to the share limits noted above, the aggregate dollar value of the restricted stock grants to each director was limited to $135,000 for the fiscal year ended June 30, 2001, and may not exceed $148,500 for the fiscal year ending June 30, 2002, increasing by 10% each year thereafter. The aggregate dollar value is calculated by multiplying the number of shares subject to the grants by the fair market value of the applicable class of stock on the date of grant. To the extent that the aggregate dollar value of such awards exceeds this dollar limit, shares of each class of stock will be allocated based on the ratio of the number of shares of each class of stock outstanding on the date of grant. As a result of this limitation, each non-employee director received a restricted stock grant of 1,075 shares of Applera-Applied Biosystems stock and 300 shares of Applera-Celera Genomics stock for the fiscal year ended June 30, 2001.

    DEFERRALS. Directors may elect to defer receipt of the cash or stock portion of their annual retainer and their restricted stock award. The stock portion is credited to the account of a director in units quarterly, each unit representing one share of the applicable class of stock. Directors do not have voting rights with respect to these units. The stock portion of a director's account is adjusted to take into account dividends paid on the stock, and the cash portion of a director's account is credited quarterly with interest at the prevailing prime rate of Citibank, N.A.

    The Company has adopted an Estate Enhancement Program for the benefit of its non-employee directors. Under this program, a director may elect to enter into a split-dollar life insurance arrangement with the Company in exchange for a freezing of the director's cash deferral account. If so elected, the Company will acquire a life insurance policy on the life of the director and will pay premiums in an amount no greater than the director's cash deferral account balance. Until the death of the director, that portion of the director's account equal to the Company's premium payments will be frozen (I.E., no interest will be credited and no distributions will be made). Upon the death of the director, the Company will receive the greater of the policy's cash surrender value or the cumulative premiums paid under the policy and the director's beneficiary will receive the excess, if any, of the policy's death benefit over the

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amount received by the Company. At that time, the portion of the cash deferral account that had been frozen will become unfrozen and distributed to the director's beneficiary. As of June 30, 2001, none of the directors participated in this program.

    MISCELLANEOUS. As part of the Company's overall program to promote charitable giving, the Board has established a Director's Charitable Award Program. Under the Program, following the death of a participating director, the Company will donate $1,000,000 to the educational or charitable organizations selected by the director and approved by the Company. In order to fund the donations, the Company has acquired joint life insurance contracts on the lives of participating directors. Each policy will insure two directors with the death benefit payable on the death of the second director. Individual directors will derive no financial benefit from the Program since all insurance proceeds accrue solely to the Company.

    Non-employee directors are provided business travel accident insurance when traveling on behalf of the Company. Directors are also eligible to participate in the Company's matching gifts program on the same basis as the Company's employees.

    Employee directors receive no additional compensation for service on the Board or its committees.

                           OWNERSHIP OF COMPANY STOCK

GREATER THAN 5% BENEFICIAL OWNERS

    The following are the only persons known by the Company to own beneficially more than 5% of the outstanding shares of either class of Applera common stock as of September 4, 2001.

                                            Amount and Nature              Amount and Nature
                                              of Beneficial                  of Beneficial
                                              Ownership of                    Ownership of
             Name and Address                Applera-Celera     Percent     Applera-Applied     Percent
           of Beneficial Owner               Genomics Stock     of Class    Biosystems Stock    of Class
           -------------------              -----------------   --------   ------------------   --------
FMR Corp..................................       8,812,395(1)     14.2
  82 Devonshire Street
  Boston, MA 02109

Massachusetts Financial Services                                                27,205,459(2)     12.9
  Company.................................
  500 Boylston Street
  Boston, MA 02116

Putnam Investment Management, LLC.........                                      13,672,192(3)      6.5
  One Post Office Square
  Boston, MA 02109

Capital Research and Management Company...                                      10,932,200(4)      5.2
  333 South Hope Street
  Los Angeles, CA 90071

------------------------------

(1) Based on a Form 13F for the quarter ended June 30, 2001 filed with the SEC, FMR Corp. has shared investment discretion (as defined) with respect to all of these shares, sole voting authority with respect to 507,777 shares, and no voting authority with respect to 8,304,618 shares.

(2) Based on a Form 13F for the quarter ended June 30, 2001 filed with the SEC, Massachusetts Financial Services Company has sole investment discretion with respect to all of these shares, sole voting authority with respect to 27,144,604 shares, and no voting authority with respect to 60,855 shares.

(3) Based on a Form 13F for the quarter ended June 30, 2001 filed with the SEC, Putnam Investment Management, LLC has shared investment discretion (as defined) with respect to all of these shares, sole voting authority with respect to 229,780 shares, and no voting authority with respect to 13,442,412 shares.

(4) Based on a Form 13F for the quarter ended June 30, 2001 filed with the SEC, Capital Research and Management Company has shared investment discretion (as defined) and no voting authority with respect to all of these shares.

DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth, as of September 4, 2001, information concerning the beneficial ownership of each class of stock by (1) all directors,
(2) each of the persons named in the Summary Compensation Table below under "EXECUTIVE COMPENSATION," and (3) all directors and executive officers of the Company as a group. None of these persons, other than Mr. White and Dr. J. Craig Venter, beneficially owned more than one percent of the outstanding shares of either class of Applera common stock. Mr. White beneficially owned approximately 1.2% of the outstanding shares of Applera-Celera Genomics stock and Dr. Venter beneficially owned approximately 2.8% of the outstanding shares of Applera-Celera Genomics stock. All directors and executive officers as a group beneficially owned approximately 2.3% of the outstanding shares of Applera-Applied Biosystems stock and approximately 7.0% of the outstanding shares of Applera-Celera Genomics stock. Except as otherwise noted, voting and investment power is exercised solely by the beneficial owner or is shared by the owner with his or her spouse.

                                                                 Number of Shares           Number of
                                    Title of Class            Beneficially Owned(1,2)   Deferred Shares(3)    Total
                                    --------------            -----------------------   ------------------    -----
NON-EMPLOYEE DIRECTORS
Richard H. Ayers.........  Applera-Applied Biosystems stock           33,590                  13,660          47,250
                           Applera-Celera Genomics stock              39,472                   3,386          42,858
Jean-Luc Belingard.......  Applera-Applied Biosystems stock           36,691                       0          36,691
                           Applera-Celera Genomics stock              40,232                       0          40,232
Robert H. Hayes..........  Applera-Applied Biosystems stock           24,500                  15,530          40,030
                           Applera-Celera Genomics stock              37,141                   3,902          41,043
Arnold J. Levine.........  Applera-Applied Biosystems stock           11,700                   5,184          16,884
                           Applera-Celera Genomics stock              41,695                   1,352          43,047
Theodore E. Martin.......  Applera-Applied Biosystems stock           10,500                   4,602          15,102
                           Applera-Celera Genomics stock              33,641                   1,208          34,849
Carolyn W. Slayman.......  Applera-Applied Biosystems stock           31,048                   4,727          35,775
                           Applera-Celera Genomics stock              38,790                   1,205          39,995
Orin R. Smith............  Applera-Applied Biosystems stock           24,800                  11,667          36,467
                           Applera-Celera Genomics stock              36,141                   2,959          39,100
Georges C. St. Laurent,
  Jr.....................  Applera-Applied Biosystems stock           42,246                       0          42,246
                           Applera-Celera Genomics stock              41,634                       0          41,634
James R. Tobin...........  Applera-Applied Biosystems stock           10,500                   3,801          14,301
                           Applera-Celera Genomics stock              23,301                   1,009          24,310

                                                                                    Number of Shares
                                                        Title of Class            Beneficially Owned(4)
                                                        --------------            ---------------------
NAMED EXECUTIVE OFFICERS
Tony L. White(5).............................  Applera-Applied Biosystems stock         1,926,511
                                               Applera-Celera Genomics stock              765,761
Michael W. Hunkapiller.......................  Applera-Applied Biosystems stock         1,106,541(6)
                                               Applera-Celera Genomics stock              529,534
William B. Sawch.............................  Applera-Applied Biosystems stock           437,946
                                               Applera-Celera Genomics stock              250,851
J. Craig Venter..............................  Applera-Applied Biosystems stock            49,596
                                               Applera-Celera Genomics stock            1,789,896
Dennis L. Winger(5)..........................  Applera-Applied Biosystems stock           519,232
                                               Applera-Celera Genomics stock              270,609
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
  GROUP (25 PERSONS)(7)......................  Applera-Applied Biosystems stock         5,034,519(6)
                                               Applera-Celera Genomics stock            4,613,832

                                                   (FOOTNOTES ON FOLLOWING PAGE)

(FOOTNOTES FOR PRECEDING PAGE)
------------------------

(1) Includes the following number of shares which the following have the right to acquire within 60 days through the exercise of vested stock options:

                                                   Applera-Applied Biosystems Stock   Applera-Celera Genomics Stock
                                                   --------------------------------   -----------------------------
Richard H. Ayers.................................               22,500                           36,641
Jean-Luc Belingard...............................               22,500                           36,641
Robert H. Hayes..................................               22,500                           36,641
Arnold J. Levine.................................               10,500                           41,395
Theodore E. Martin...............................               10,500                           33,641
Carolyn W. Slayman...............................               22,500                           36,641
Orin R. Smith....................................               20,800                           36,141
Georges C. St. Laurent, Jr.......................               22,500                           36,641
James R. Tobin...................................               10,500                           23,301

    No voting or investment power exists with respect to these shares prior to exercise.

(2) Includes for each of Messrs. Ayers, Belingard, and St. Laurent 1,075 restricted shares of Applera-Applied Biosystems stock and 300 restricted shares of Applera-Celera Genomics stock, as to which the holder has sole voting but no investment power prior to the lapse of restrictions.

(3) Consists of units representing full shares of stock (including restricted stock awards) deferred by non-employee directors (see "COMPENSATION OF
    DIRECTORS," above). No voting power exists with respect to any deferred share units.

(4) Includes the following number of shares which the following have the right to acquire within 60 days through the exercise of vested stock options:

                                                   Applera-Applied Biosystems Stock   Applera-Celera Genomics Stock
                                                   --------------------------------   -----------------------------
Tony L. White....................................             1,406,418                           635,339
Michael W. Hunkapiller...........................               696,072                           396,094
William B. Sawch.................................               369,255                           238,011
J. Craig Venter..................................                48,596                         1,787,896
Dennis L. Winger.................................               456,573                           254,106

   No voting or investment power exists with respect to these shares prior to exercise.

(5) Includes 144,000 restricted shares of Applera-Applied Biosystems stock and 36,000 restricted shares of Applera-Celera Genomics stock held by
    Mr. White and 24,000 restricted shares of Applera-Applied Biosystems stock and 6,000 restricted shares of Applera-Celera Genomics stock held by Mr. Winger, as to which the holder has sole voting but no investment power prior to the lapse of restrictions.

(6)   Includes 650 shares held by Dr. Hunkapiller's son.

(7) Includes 3,858,484 shares of Applera-Applied Biosystems stock and 4,293,723 shares of Applera-Celera Genomics stock which all directors and executive officers as a group have the right to acquire within 60 days through the exercise of vested stock options. No voting or investment power exists with respect to these shares prior to exercise.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    We are required to identify any officer, director, or beneficial owner of more than 10% of either class of Applera common stock who failed to timely file with the SEC and the New York Stock Exchange a required report relating to beneficial ownership of stock under Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of information provided to us, all persons subject to these reporting requirements filed the required reports on a timely basis for fiscal year 2001, except that Dr. Elaine J. Heron, a former officer of the Company, inadvertently filed one late report with respect to one transaction.

                             EXECUTIVE COMPENSATION

REPORT OF THE MANAGEMENT RESOURCES COMMITTEE

    The Management Resources Committee (the "MRC") of the Board of Directors is comprised of four non-employee directors. One of the duties of the MRC is to review and approve all forms of remuneration for the senior management of the Company.

    OVERVIEW AND PHILOSOPHY. The overall objectives of the Company's executive compensation plans are to:

    - Attract and retain the highest quality talent to lead the Company;

    - Reward key executives based on business performance;

    - Provide incentives designed to maximize stockholder value; and

    - Assure that objectives for corporate and individual performance are established and measured.

    The Company's general compensation philosophy is that total cash compensation should vary with the performance of the Company in attaining financial and non-financial objectives and that any long-term incentive compensation should be closely aligned with the interests of the stockholders. The Company has several performance-based compensation programs in which the majority of the Company's employees are eligible to participate.

    Total compensation for the majority of the Company's employees, including its executive officers, consists of the following components:

    - Base salary;

    - A cash bonus based on Company and individual performance (incentive compensation); and

    - Long-term incentive compensation provided through a broad based stock option plan and a restricted stock plan for selected executives.

    The MRC's intention is to provide a competitive total compensation package to senior management. Competitiveness is determined based upon professionally compiled studies of the Company's peer group and other comparable companies. The MRC particularly focuses on competitive compensation practices for companies engaged in biotechnology product development and manufacturing and life sciences.

    BASE SALARY. Each year, the MRC obtains surveys and studies of compensation trends and practices from independent compensation consultants in order to determine the competitiveness of the pay structure for its senior managers. Within the broad comparative group of companies that the consultants survey, the MRC has identified a group of companies which compete in similar markets and which approximate the size of the Company in terms of employees and revenue. These companies include five of the companies contained in the industry index selected by the Company for purposes of the Performance Graph set forth under that heading below.

    During the fiscal year ended June 30, 2001, Mr. White's base annual salary was $900,000. The MRC established Mr. White's salary based on the Company's overall performance during the 2000 fiscal year and competitive pay practices relative to peer companies.

    ANNUAL INCENTIVE COMPENSATION. Most employees of the Company not compensated on a commission basis participate in the Company's Incentive Compensation Program. The MRC uses EBIT (earnings before interest and taxes) and after-tax operating cash flow targets as a basis on which to measure the performance of the Company's employees, including its executive officers, under this program. These financial measures are well recognized throughout the investment community, and the MRC believes that achieving financial goals based upon these measures should help maximize stockholder return. The MRC also considers group operating income and performance against specific group milestones when determining incentive compensation for employees and executive officers of the Applied Biosystems group and the Celera Genomics group.

    The MRC uses survey information from comparable companies in reviewing and approving annual incentive plan participation and targets for each executive officer. In determining annual incentive compensation awards for each executive officer, the MRC also considers other business actions taken during the fiscal year which contribute to the strategic growth and competitiveness of the Company. Additionally, Mr. White, based on his review of the performance of each executive officer (other than himself) throughout the year, may propose modifications to reflect each officer's personal performance. These modifications may result in an incentive compensation recommendation between 0 and 150% of target. The MRC is responsible for final approval of all incentive compensation awards for executive officers.

    Mr. White's incentive compensation formula is based entirely on the achievement of the Company's business and financial goals. If all corporate goals are achieved, Mr. White would receive a minimum incentive payment of 115% of base annual salary. For the fiscal year ended June 30, 2001, Mr. White earned an incentive compensation award of $646,834. This award reflects the Company's financial performance during fiscal year 2001 and Mr. White's continued leadership and initiative during the year, including with respect to the formation of Celera Diagnostics as a joint venture between the Applied Biosystems group and the Celera Genomics group and the development and implementation of the next phase of the Company's genomics strategy.

    STOCK OPTIONS. The MRC believes that in order to achieve the Company's long-term growth objectives and to align employee and stockholder interests it is in the Company's best interest to grant stock options to both management and non-management employees. The number of stock options granted to each employee depends on the employee's level in the Company and the potential impact of his or her position on the overall success of the Company.

    The MRC approves the number of options granted to each participant in the stock incentive plans during each fiscal year. Employees may be granted options for Applera-Applied Biosystems stock or Applera-Celera Genomics stock or both stocks. Certain officers and key employees who have responsibilities involving both the Applied Biosystems group and the Celera Genomics group will be granted awards in both stocks in a manner that reflects their job responsibilities. The MRC believes that granting participants awards tied to the performance of the group in which the participants work and, in certain cases, the other group, is in the best interest of the Company and its stockholders.

    The exercise price of each option granted is generally the fair market value of a share of the applicable class of stock on the date of grant. Stock options granted in fiscal year 2001 generally vest in equal installments over a period of four years. The MRC believes that the four year vesting period serves to promote the retention of key employees. In general, options granted under the Company's stock incentive plans are exercisable for a period of ten years from the date of grant.

    Mr. White was granted options to purchase 270,000 shares of Applera-Applied Biosystems stock at an exercise price of $25.575 per share and 67,500 shares of Applera-Celera Genomics stock at an exercise price of $31.50 per share in March 2001 in connection with the Company's customary annual grant of options to employees.

    RESTRICTED STOCK. In fiscal year 2001, the MRC granted restricted stock awards to Mr. White of 216,000 shares of Applera-Applied Biosystems stock and 54,000 shares of Applera-Celera Genomics stock. These awards were consistent with the terms of Mr. White's employment agreement and awards previously made to him, all of which have now vested, and were made to further align Mr. White's interests with those of the stockholders. Of these shares, 24,000 shares of Applera-Applied Biosystems stock and 6,000 shares of Applera-Celera Genomics stock vested on June 30, 2001, and 24,000 shares of Applera-Applied Biosystems stock and 6,000 shares of Applera-Celera Genomics stock will vest on each of June 30, 2002 and June 30, 2003, subject in each case to Mr. White being an employee of the Company as of the vesting date. An additional 48,000 shares of Applera-Applied Biosystems stock and 12,000 shares of Applera-Celera Genomics stock vested on August 16, 2001, and up to 48,000 shares of Applera-Applied Biosystems stock and 12,000 shares of Applera-Celera Genomics stock will vest following the end of fiscal 2002 and 2003, based on the attainment of performance goals relating to cumulative after-tax operating cash flows for these years. The maximum annual cost to the Company of Mr. White's restricted stock awards was limited to $6 million for fiscal year 2001, increasing by 10% each year thereafter.

    A restricted stock award was also made to the Company's Chief Financial Officer which vests at the same time as, and is based on the attainment of the same performance goals relating to, cumulative after-tax operating cash flow that apply to Mr. White.

    STOCK OWNERSHIP. In order to reinforce the linkage of an executive's financial gain with stockholder results, the MRC has established a requirement that each executive officer of the Company retain a personal investment in Applera common stock or stock equivalents equaling between one and three times the individual's annual base salary (depending upon the individual's management level). Mr. White is required to retain a personal investment equal to three times his annual base salary. Executives are given a period of time to achieve these levels. As of June 30, 2001, all of the Named Executive Officers had satisfied their individual stock ownership goals.

    In addition to encouraging stock ownership by granting stock options, the Company further encourages its employees to own Applera common stock through a tax-qualified employee stock purchase plan, which is generally available to all domestic and certain foreign employees. This plan allows participants to buy both classes of Applera common stock with up to 10% of their salary (subject to certain limits).

    The MRC monitors on an annual basis the ownership of shares of Applera-Applied Biosystems stock and Applera-Celera Genomics stock by senior officers as well as their option holdings and other benefits so that their interests are not misaligned with the two classes of Applera common stock and with their duty to act in the best interests of the Company and its stockholders as a whole.

    CONCLUSION. The Company has designed its executive compensation plans, as described above, to link the compensation of senior management with the achievement of corporate and individual performance goals. These goals have been established at levels that the MRC believes necessary to achieve above average performance within the Company's industry.

    The MRC intends to continue its policy of linking executive compensation with corporate and group performance and stockholder returns to the extent possible through the measurement procedures described in this report.
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of certain compensation in excess of one million dollars paid to a company's chief executive officer and the four other most highly compensated executives. While the Company generally seeks to maximize the deductibility of compensation paid to its executive officers, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

                                          Management Resources Committee
                                          Orin R. Smith, Co-Chair
                                          Georges C. St. Laurent, Jr., Co-Chair
                                          Jean-Luc Belingard
                                          Carolyn W. Slayman

PERFORMANCE GRAPH

    The following graph compares the yearly change in the Company's cumulative total stockholder return for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Stock Index (the "S&P 500") and the Dow Jones Biotechnology Group Index (the "DJ BTC"), a published industry index that includes Applera-Applied Biosystems stock and Applera-Celera Genomics stock.

    Cumulative total returns are calculated assuming that $100 was invested on July 1, 1996 in each of the Applera common stock, the S&P 500, and the DJ BTC, and that all dividends were reinvested. On May 6, 1999, each share of common stock of The Perkin-Elmer Corporation, the predecessor to the Company, was converted into one share of Applera-Applied Biosystems stock and one-half share of Applera-Celera Genomics stock. As a result, the graph reflects a composite return for the two new classes of Applera common stock after that date.

                              APPLERA CORPORATION
                    Comparison of 5 Year Cumulative Returns

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      APPLERA CORPORATION  S&P 500  DJ BTC
1996                  100      100     100
1997               164.56    134.7  115.72
1998               131.51   175.33  147.83
1999               276.28   215.22  184.13
2000               760.93   230.83  363.45
2001               314.57   196.59  299.13

SUMMARY COMPENSATION TABLE

    The following table sets forth compensation provided to the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company (the "Named Executive Officers").

                                                                                     LONG-TERM COMPENSATION
                                                       ANNUAL                  ----------------------------------
                                                    COMPENSATION                       AWARDS            PAYOUTS
                                        ------------------------------------   -----------------------   --------
                                                                   OTHER       RESTRICTED
                                                                  ANNUAL          STOCK        STOCK       LTIP       ALL OTHER
                              FISCAL     SALARY      BONUS        COMPEN-        AWARDS       OPTIONS    PAYOUTS    COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR       ($)         ($)      SATION ($)(1)     ($)(2)       (#)(3)       ($)         ($)(4)
---------------------------  --------   --------   ---------   -------------   -----------   ---------   --------   -------------
Tony L. White..............    2001     889,227      646,834      170,014      24,094,125      337,500         0         28,285
Chairman, President and        2000     812,693    1,364,769      249,842               0      712,600         0     14,392,277
Chief Executive Officer        1999     710,770    1,686,300      177,566       2,263,500    1,060,740         0         17,121

Michael W. Hunkapiller.....    2001     484,069      258,851                            0      135,000         0         14,176
Senior Vice President          2000     453,000      533,012                            0      318,800   299,500      7,191,180
and President, Applied         1999     445,000      630,630                            0      544,564         0         13,117
Biosystems Group

William B. Sawch...........    2001     376,739      177,645                            0      112,500         0         18,328
Senior Vice President          2000     358,588      346,119                            0      293,800         0      6,403,586
and General Counsel            1999     320,585      459,043                            0      416,176         0         17,442

J. Craig Venter............    2001     420,491      186,966                            0       25,000         0      1,552,647
Senior Vice President          2000     403,632      358,514                            0       25,000         0      1,556,783
and President,                 1999     329,462      233,957                            0    2,973,170         0      1,533,614
Celera Genomics Group(5)

Dennis L. Winger...........    2001     427,459      201,550                    4,015,688      112,500         0         20,043
Senior Vice President and      2000     410,083      392,832      136,079               0      293,800         0      7,082,372
Chief Financial Officer        1999     390,185      545,807                      377,250      416,176         0         15,033

------------------------------
  (1) Amount shown for fiscal year 2001 for Mr. White includes $127,193 for personal use of the Company's airplane.

  (2) The dollar value of restricted stock awarded in fiscal year 2001 is based on the closing price of a share of Applera-Applied Biosystems stock and Applera-Celera Genomics stock on August 17, 2000, the date of the grant. Of the shares granted, 24,000 shares of Applera-Applied Biosystems stock and 6,000 shares of Applera-Celera Genomics stock awarded to Mr. White vested on June 30, 2001, and 48,000 shares of Applera-Applied Biosystems stock and 12,000 shares of Applera-Celera Genomics stock awarded to Mr. White and 12,000 shares of Applera-Applied Biosystems stock and 3,000 shares of Applera-Celera Genomics stock awarded to Mr. Winger vested on August 16, 2001 upon the certification of attainment of certain performance targets relating to cumulative after-tax operating cash flow for the fiscal year ended June 30, 2001. The remaining shares of restricted stock will vest as follows: 24,000 shares of Applera-Applied Biosystems stock and 6,000 shares of Applera-Celera Genomics stock granted to Mr. White will vest on each of June 30, 2002 and June 30, 2003, subject in each case to Mr. White being an employee of the Company as of the vesting date, and up to an additional 48,000 shares of Applera-Applied Biosystems stock and 12,000 shares of Applera-Celera Genomics stock awarded to Mr. White and 12,000 shares of Applera-Applied Biosystems stock and 3,000 shares of Applera-Celera Genomics stock awarded to Mr. Winger will vest following the end of fiscal years 2002 and 2003 upon the attainment of performance goals relating to cumulative after-tax operating cash flows for these fiscal years. Prior to vesting, Messrs. White and Winger have the right to receive dividends on and to vote, but may not sell or otherwise dispose of, these shares. As of June 30, 2001, Mr. White held 192,000 restricted shares of Applera-Applied Biosystems stock and 48,000 restricted shares of Applera-Celera Genomics stock having an aggregate value of $7,039,680, and Mr. Winger held 36,000 restricted shares of Applera-Applied Biosystems stock and 9,000 restricted shares of Applera-Celera Genomics stock having an aggregate value of $1,319,940. As of that date, none of the other Named Executive Officers held any shares of restricted stock.

  (3) A breakdown of the options set forth in the table, by class, is as follows:

                                                        APPLERA-APPLIED          APPLERA-CELERA
                                                       BIOSYSTEMS STOCK          GENOMICS STOCK
                                                       ----------------          --------------
Mr. White..................................  2001           270,000                   67,500
                                             2000           637,600                   75,000
                                             1999           468,800                  591,940
Dr. Hunkapiller............................  2001           108,000                   27,000
                                             2000           288,800                   30,000
                                             1999           204,400                  340,164
Mr. Sawch..................................  2001            90,000                   22,500
                                             2000           268,800                   25,000
                                             1999           184,400                  231,776
Dr. Venter.................................  2001            25,000                        0
                                             2000            25,000                        0
                                             1999           100,000                2,873,170
Mr. Winger.................................  2001            90,000                   22,500
                                             2000           268,800                   25,000
                                             1999           184,400                  231,776

(4) The amounts shown for fiscal year 2001 include (1) the Company's contributions under the Company's Employee Savings Plan for Messrs. White,
    Hunkapiller, Sawch, Venter, and Winger of $10,200, $7,895 $10,200, $13,600, and $10,200, respectively; and (2) amounts accrued under the savings plan component of the Company's Excess Benefit Plan for Messrs. White, Hunkapiller, Sawch, Venter, and Winger of $18,085, $6,281, $8,128, $14,047, and $9,843, respectively. The amount shown for Dr. Venter also includes a payment of $1,525,000 based on the performance of Applera-Celera Genomics stock during fiscal year 2001.

(5)   Dr. Venter became an employee of the Company on August 24, 1998.

OPTION GRANT TABLES

    The following table sets forth information regarding stock option grants of Applera-Applied Biosystems stock to the Named Executive Officers during fiscal year 2001.

                                     INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------     POTENTIAL REALIZABLE VALUE AT
                                 NUMBER OF       PERCENT OF TOTAL                                  ASSUMED ANNUAL RATES OF
                                 SECURITIES     OPTIONS GRANTED TO                                STOCK PRICE APPRECIATION
                                 UNDERLYING        EMPLOYEES IN      EXERCISE                        FOR OPTION TERM(2)
                                  OPTIONS             FISCAL           PRICE     EXPIRATION   ---------------------------------
NAME                           GRANTED (#)(1)       YEAR 2001         ($/SH)        DATE          5% ($)             10% ($)
----                           --------------   ------------------   ---------   ----------   --------------      -------------
Tony L. White................        270,000           3.45            25.575      3/26/11         4,342,675         11,005,190
Michael W. Hunkapiller.......        108,000           1.38            25.575      3/26/11         1,737,070          4,402,076
William B. Sawch.............         90,000           1.15            25.575      3/26/11         1,447,558          3,668,397
J. Craig Venter..............         25,000           0.32            25.575      3/26/11           402,100          1,018,999
Dennis L. Winger.............         90,000           1.15            25.575      3/26/11         1,447,558          3,668,397
-------------------------------------------------------------------------------------------------------------------------------
All Stockholders(3)..........                                                                   $3.6 billion       $9.2 billion
-------------------------------------------------------------------------------------------------------------------------------

------------------------------
  (1) Stock options were granted with an exercise price equal to the fair market value of a share of Applera-Applied Biosystems stock on the date of grant and are exercisable in four equal annual installments commencing on the first anniversary of the date of grant.

  (2) The values shown assume that the price of a share of Applera-Applied Biosystems stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the SEC and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend on the actual performance of the Applera-Applied Biosystems stock.

  (3) These amounts represent the increase in the aggregate market value of the Applera-Applied Biosystems stock outstanding as of June 30, 2001 assuming the annual rates of stock price appreciation set forth above over the ten-year period used for the Named Executive Officers.

    The following table sets forth information regarding stock option grants of Applera-Celera Genomics stock to the Named Executive Officers during fiscal year 2001.

                                      INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                                  NUMBER OF                                                        ASSUMED ANNUAL RATES OF
                                  SECURITIES      PERCENT OF TOTAL                                 STOCK PRICE APPRECIATION
                                  UNDERLYING     OPTIONS GRANTED TO    EXERCISE                       FOR OPTION TERM(2)
                                   OPTIONS       EMPLOYEES IN FISCAL     PRICE     EXPIRATION   ------------------------------
NAME                            GRANTED (#)(1)        YEAR 2001         ($/SH)        DATE         5% ($)           10% ($)
----                            --------------   -------------------   ---------   ----------   ------------      ------------
Tony L. White.................         67,500               2.77        31.50       3/26/11        1,337,187         3,388,695
Michael W. Hunkapiller........         27,000               1.11        31.50       3/26/11          534,875         1,355,478
William B. Sawch..............         22,500               0.92        31.50       3/26/11          445,729         1,129,565
J. Craig Venter...............              0                  0         0                0                0                 0
Dennis L. Winger..............         22,500               0.92        31.50       3/26/11          445,729         1,129,565
------------------------------------------------------------------------------------------------------------------------------
All Stockholders(3)...........                                                                  $1.5 billion      $3.7 billion
------------------------------------------------------------------------------------------------------------------------------

------------------------------
  (1) Stock options were granted with an exercise price equal to the fair market value of a share of Applera-Celera Genomics stock on the date of grant and are exercisable in four equal annual installments commencing on the first anniversary of the date of grant.

  (2) The values shown assume that the price of a share of Applera-Celera Genomics stock will appreciate at the annual rates shown. These rates are arbitrarily assumed rates established by the SEC and are not intended as a forecast of future appreciation. The actual gain, if any, realized by the recipient will depend on the actual performance of the Applera-Celera Genomics stock.

  (3) These amounts represent the increase in the aggregate market value of the Applera-Celera Genomics stock outstanding as of June 30, 2001 assuming the annual rates of stock price appreciation set forth above over the ten-year period used for the Named Executive Officers.

OPTION EXERCISES AND YEAR-END VALUE TABLES

    The following table sets forth information regarding the exercise of options for Applera-Applied Biosystems stock by the Named Executive Officers during fiscal year 2001 and the value of their unexercised options for Applera-Applied Biosystems stock at June 30, 2001.

                                                                           NUMBER OF SECURITIES
                                                                                UNDERLYING               VALUE OF UNEXERCISED
                                                                            UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                             AT JUNE 30, 2001              AT JUNE 30, 2001
                                                                                    (#)                         ($)(2)
                                     SHARES ACQUIRED                    ---------------------------   ---------------------------
                                       ON EXERCISE     VALUE REALIZED
NAME                                       (#)             ($)(1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 ---------------   --------------   -----------   -------------   -----------   -------------
Tony L. White......................      309,967         27,196,693      1,499,433      1,187,000     15,810,191      1,611,825
Michael W. Hunkapiller.............            0                  0        696,072        529,000      7,953,930        756,810
William B. Sawch...................       61,945          4,976,064        369,255        466,000      3,362,474        537,275
J. Craig Venter....................        5,044            258,450         51,206         93,750          5,957         50,250
Dennis L. Winger...................       80,627          6,318,130        441,573        501,000      3,516,153        929,058

------------------------------
  (1) Represents the difference between the exercise price and the fair market value on the date of exercise.

  (2) The fair market value of a share of Applera-Applied Biosystems stock on June 29, 2001, the last trading day of fiscal year 2001, was $27.32.

    The following table sets forth information regarding the exercise of options for Applera-Celera Genomics stock by the Named Executive Officers during fiscal year 2001, and the value of their unexercised options for Applera-Celera Genomics stock at June 30, 2001.

                                                                           NUMBER OF SECURITIES
                                                                                UNDERLYING               VALUE OF UNEXERCISED
                                                                            UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                             AT JUNE 30, 2001              AT JUNE 30, 2001
                                                                                    (#)                         ($)(2)
                                     SHARES ACQUIRED                    ---------------------------   ---------------------------
                                       ON EXERCISE     VALUE REALIZED
NAME                                       (#)             ($)(1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 ---------------   --------------   -----------   -------------   -----------   -------------
Tony L. White......................       145,409         8,879,920        544,311        449,722     15,906,385       9,988,509
Michael W. Hunkapiller.............             0                 0        318,552        234,584      9,566,494       5,607,953
William B. Sawch...................        14,325         1,249,973        186,317        167,138      5,458,313       3,836,343
J. Craig Venter....................       265,276        14,169,809      1,171,309      1,436,585     34,424,486      42,227,580
Dennis L. Winger...................        24,726         1,651,231        198,662        175,888      5,774,705       4,111,098

------------------------------
  (1) Represents the difference between the exercise price and the fair market value on the date of exercise.

  (2) The fair market value of a share of Applera-Celera Genomics stock on June 29, 2001, the last trading day of the fiscal year, was $37.975.

RETIREMENT BENEFITS

    The Company has in effect a qualified defined benefit Employee Pension Plan covering all of its domestic employees hired prior to July 1, 1999, including the Named Executive Officers other than Dr. Venter, and a non-qualified Excess Benefit Plan, which provides benefits that would otherwise be denied participants by reason of certain limitations of the Internal Revenue Code on qualified plan benefits. The Employee Pension Plan and the Excess Benefit Plan provide annual benefits at normal retirement age 65 based on a participant's final average base salary (measured over 36 months from October 1, 1995) and service from October 1, 1995 and a participant's final average incentive compensation awards (measured over 36 months from July 1, 1995) and service from July 1, 1995. The Company also has a frozen non-qualified Supplemental Retirement Plan, which provides benefits based on service and awards to July 1, 1995.

    Benefits for service prior to October 1, 1995 under the Employee Pension Plan and the pension plan component of the Excess Benefit Plan were based on a career average benefit formula providing 1.4% of base earnings during the period of participation, plus 0.5% of base earnings above a specified wage base called "covered compensation" (defined by the Internal Revenue Service as a function of year of birth). After August 1, 1989, plan accruals for service over 35 years were calculated at a rate of 1.7% of base earnings. A variable annuity option was available to each participant for benefit accruals prior to October 1, 1995. The benefit under the Supplemental Retirement Plan for service prior to July 1, 1995 was based on a career average formula providing 1.5% of the sum of all payments made to a participant during his or her participation in the Company's incentive compensation program.

    The Employee Pension Plan and the pension plan component of the Excess Benefit Plan were amended in June 1999 to exclude employees hired on or after July 1, 1999 and to cease benefit accruals after June 30, 2004.

    The following table shows the estimated total annual benefit from all the plans, payable to a covered participant at normal retirement age, for service between October 1, 1995 and June 30, 2004.

                               PENSION PLAN TABLE

                          YEARS OF SERVICE BETWEEN OCTOBER 1, 1995 AND JUNE 30, 2004
   AVERAGE ANNUAL       --------------------------------------------------------------
    REMUNERATION            5            6            7            8           8.75
---------------------   ----------   ----------   ----------   ----------   ----------
          $   400,000      33,910       40,692       47,474       54,256       59,343
              600,000      51,030       61,236       71,442       81,648       89,303
              800,000      67,630       81,156       94,682      108,208      118,353
            1,000,000      83,750      100,500      117,250      134,000      146,563
            1,200,000     100,750      120,900      141,050      161,200      176,313
            1,400,000     117,750      141,300      164,850      188,400      206,063
            1,600,000     134,750      161,700      188,650      215,600      235,813
            1,800,000     151,750      182,100      212,450      242,800      265,563
            2,000,000     168,750      202,500      236,250      270,000      295,313
            2,200,000     185,750      222,900      260,050      297,200      325,063
            2,400,000     202,750      243,300      283,850      324,400      354,813
            2,600,000     219,750      263,700      307,650      351,600      384,563
            2,800,000     236,750      284,100      331,450      378,800      414,313
            3,000,000     253,750      304,500      355,250      406,000      444,063

    The benefit amounts shown in the Pension Plan Table are computed on a straight life annuity basis, payable at age 65, and assume covered compensation for social security purposes of $50,000 in all cases. As of June 30, 2001, Mr. White, Dr. Hunkapiller, and Mr. Sawch each had 5.75 years of credited service from October 1, 1995 for pension purposes, and Mr. Winger had
3.75 years of credited service for pension purposes. Dr. Venter is not a participant in the Employee Pension Plan. The base salary and incentive compensation for each such person are as set forth in the salary and bonus columns of the Summary Compensation Table above under "EXECUTIVE COMPENSATION."

    Estimated annual benefits accrued prior to October 1, 1995 and payable upon retirement at age 65 under the Employee Pension Plan, the Supplemental Retirement Plan, and the pension plan component of the Excess Benefit Plan to Mr. White, Dr. Hunkapiller, and Mr. Sawch are $267, $22,540, and $24,096, respectively, assuming continued service for benefit eligibility and based on the current variable unit value, as applicable. Messrs. Winger and Venter do not have benefit accruals prior to October 1, 1995.

    Under the terms of his employment agreement, Mr. White is entitled to receive a supplemental retirement benefit equal to the annual benefit he would have received if he were credited with 26 years of service (in addition to his benefit for actual service) under the Employee Pension Plan and non-qualified plans (the Excess Benefit Plan and the Supplemental Retirement Plan), reduced by the annual benefit he will receive from the Employee Pension Plan and non-qualified plans based on his actual service. Mr. White's annual benefit will be further reduced by $111,528.

    The Employee Pension Plan preserves and protects the benefits of any active participant in the plan whose employment by the Company is terminated within three years following a change in control of the Company. In the event of such a termination, the rights, expectancies, and the benefits of such participants (as in effect on the date of the change in control) may not be diminished through amendment or termination of the Employee Pension Plan after the change in control. In addition, in the event the Employee Pension Plan is terminated within three years following a change in control, any funds remaining after the satisfaction of all liabilities under the plan will be allocated among participants in accordance with applicable United States Department of Labor regulations.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, CHANGE-IN-CONTROL, AND OTHER
  AGREEMENTS

    The Company entered into a three-year employment agreement with Mr. White dated September 12, 1995, as amended, pursuant to which he serves as Chairman, President and Chief Executive Officer of the Company. The agreement is automatically extended for consecutive one-year periods unless either party gives at least 180 days notice of its intent not to renew. No such notice has been given by either party. Under the terms of the agreement, Mr. White receives a base annual salary (currently set at $1,000,000) subject to annual review and a target incentive payment (currently set at 115% of his base annual salary). In the event of termination by the Company of Mr. White's employment without cause or if he terminates employment for good reason (as defined), Mr. White will receive three times his base salary and target bonus, the fair market value of 36,000 shares of Applera-Applied Biosystems stock and 18,000 shares of Applera-Celera Genomics stock, a pro rated incentive payment, and other specified benefits.

    The Company entered into an agreement with Mr. Winger dated June 3, 1997, as amended, pursuant to which he serves as Senior Vice President and Chief Financial Officer of the Company. Under the terms of the agreement, Mr. Winger receives a base annual salary (currently set at $470,000) subject to annual review and a target incentive payment (currently set at 75% of his base annual salary). He is also eligible to receive an annual restricted stock award which vests based on performance criteria related to the Company's cash flow. In consideration of certain benefits from his former employer that were forfeited upon his joining the Company, Mr. Winger also received a special one-time stock option grant equivalent to 60,000 shares of Applera-Applied Biosystems stock and 15,000 shares of Applera-Celera Genomics stock which vest over a period of four years and a cash payment of $250,000. In the event that that the aggregate appreciation of these options does not equal $1,000,000 at the end of the four year period, the Company will pay Mr. Winger an amount equal to the shortfall. The agreement also provides that if Mr. Winger is terminated other than for cause he will receive two times his base salary and continuation of health benefits.

    The Company entered into an agreement with Dr. Venter during fiscal year 1999 in connection with the establishment of operations at the Celera Genomics group. Under the terms of the agreement, Dr. Venter will, subject to his continued employment by the Company, be entitled to a cash payment of $1,525,000 for each of the four years ending June 30 from 1999 to 2002 in which the closing price of Applera-Celera Genomics stock exceeds $8.56 per share.

    The Company has agreements with each of Messrs. White, Hunkapiller, Sawch, and Winger which provide that if, following a change in control, any of such persons leaves employment for good reason (as defined) or his employment is terminated without cause, he will generally be entitled to receive three times his base salary and average incentive compensation, full vesting of all restricted stock and stock options, and other specified benefits.

    The Company has entered into deferred compensation contracts with Dr. Hunkapiller and Mr. Sawch which, subject to certain conditions, provide for annual payments of $25,000 to be made for a maximum of ten years, commencing on retirement from the Company (or in the event of termination of employment for good reason (as defined) or without cause following a change in control of the Company). The annual payment may be reduced or forfeited if the recipient elects one of several optional forms of payment based on actuarial determinations, terminates employment prior to normal retirement age, or competes with the Company.

    In fiscal year 1999, the Company entered into several agreements with The Institute for Genomic Research ("TIGR"), a Maryland non-stock corporation, in connection with the establishment of operations at the Celera Genomics group. These agreements include a non-exclusive license agreement for access to TIGR's Human Gene Index database and the use of certain software developed by TIGR. The Company also granted TIGR an option to purchase 2,584,700 shares of Applera-Celera Genomics stock (unexercised as to 1,432,200 shares as of September 4, 2001) at an exercise price of $6.42 per share in exchange for TIGR's agreement not to compete with the Celera Genomics group in specified areas for a one year period. The option expires on June 30, 2009. Consistent with the initial agreements with TIGR, in fiscal year 2001 the Company entered into an agreement with TIGR under which the Celera Genomics group has agreed to provide TIGR with access to certain of its databases for internal research purposes. The Company also entered into an agreement with TIGR in fiscal year 2001 under which the Celera Genomics group has agreed to sequence the canine genome. The Celera Genomics group and TIGR will share ownership of 1-X fold coverage of the canine genome, and TIGR will have certain rights with respect to additional coverage. TIGR has paid the Celera Genomics group $7 million towards this sequencing effort. In addition, during fiscal year 2001, the Applied Biosystems group recognized revenues of $7 million from the sale of instruments and consumables to TIGR.
Dr. Venter is Chairman of the Board of Trustees of TIGR, and his wife, Claire M. Fraser, is President of TIGR.

      PROPOSAL 2--RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the books, records, and accounts of the Company and its subsidiaries for the fiscal year ending June 30, 2002. This selection is being presented to the stockholders for ratification at the meeting.

    PwC has audited the Company's books annually since 1944, has offices in or convenient to the localities in the United States and foreign countries where the Company or its subsidiaries operate, and is considered to be well qualified. If the selection of PwC is not ratified, the selection of independent accountants will be reconsidered by the Audit/Finance Committee of the Board.

    The fees billed by PwC for services performed during fiscal year 2001 are set forth below.

AUDIT FEES

    PwC has audited the consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2001 and reviewed the Company's quarterly reports on Form 10-Q for that fiscal year. The aggregate fees billed by PwC for such professional services were $1,296,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PwC did not provide the Company with any professional services in connection with Financial Information Systems Design and Implementation.

ALL OTHER FEES

    The aggregate fees billed by PwC for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended June 30, 2001 were $1,994,000. These services included tax consulting and related services and assistance with acquisition activities.

    A representative of PwC will attend the meeting, have the opportunity to make a statement, and be available to respond to appropriate questions.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                PROPOSALS 3 AND 4--APPROVAL OF AMENDMENTS TO THE
 APPLERA CORPORATION/APPLIED BIOSYSTEMS GROUP 1999 STOCK INCENTIVE PLAN AND THE
      APPLERA CORPORATION/CELERA GENOMICS GROUP 1999 STOCK INCENTIVE PLAN

    Proposal 3 pertains to amendments to the Applera Corporation/Applied Biosystems Group 1999 Stock Incentive Plan (the "Applera-Applied Biosystems Plan") and Proposal 4 pertains to amendments to the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan (the "Applera-Celera Genomics Plan"). Those plans and amendments are identical except as noted below. (The Applera-Applied Biosystems Plan and the Applera-Celera Genomics Plan are sometimes referred to collectively as the "Incentive Plans.")

    The sole purpose of the amendments is to increase the number of shares authorized for issuance under each of the Incentive Plans. The Board of Directors believes that stock-based incentives are in the best interest of the Company and its stockholders as they tie employee interests directly to stockholder interests. The Board has also found that stock-based incentives have become increasingly necessary to attract and retain employees at all levels of the organization. Accordingly, stock-based incentives continue to be a significant component of the Company's overall compensation program. The Company expects that the additional shares will be required to satisfy ongoing needs and anticipated growth, as well as to provide appropriate incentives in connection with acquisitions and new initiatives, such as Celera Diagnostics, a joint venture between the Applied Biosystems group and the Celera Genomics group. If the amendments are not approved by the stockholders, awards would continue to be made under the Incentive Plans until March 31, 2004. However, the Board believes that it would not have sufficient shares to provide the stock-based incentives necessary to attract and retain exceptional employees, officers, directors, and consultants during the remaining term of the Incentive Plans.

    As of June 30, 2001, approximately 4,970,000 shares of Applera-Applied Biosystems stock remained available for the grant of new awards under the Applera-Applied Biosystems Plan out of a total of 27,600,000 shares authorized to be issued under that plan, and approximately 1,380,000 shares of Applera-Celera Genomics stock remained available for the grant of new awards under the Applera-Celera Genomics Plan out of a total of 14,200,000 shares authorized to be issued under that plan.

SUMMARY OF PROPOSED AMENDMENTS

    The proposed amendments would increase the number of shares authorized for issuance under the Applera-Applied Biosystems Plan by 10,000,000 and increase the number of shares authorized for issuance under the Applera-Celera Genomics Plan by 3,000,000. We are not seeking an extension of the term of either Incentive Plan.

SUMMARY OF THE INCENTIVE PLANS

    This summary highlights all material information from the Incentive Plans as proposed to be amended. If you would like to obtain a complete copy of the Incentive Plans, please contact the Corporate Secretary at 301 Merritt 7, Norwalk, CT 06851-1070.

    SHARES SUBJECT TO THE PLANS. Subject to adjustment as discussed below, if the amendments are approved, an additional 10,000,000 shares of Applera-Applied Biosystems stock will be available for issuance under the Applera-Applied Biosystems Plan and an additional 3,000,000 shares of Applera-Celera Genomics stock will be available for issuance under the Applera-Celera Genomics Plan. As of September 10, 2001, the fair market value of a share of Applera-Applied Biosystems stock was $23.815 and the fair market value of a share of Applera-Celera Genomics stock was $22.25.

    TYPES OF INCENTIVES.  Incentives granted under the Incentive Plans may be:

    - stock options, consisting of incentive stock options within the meaning of
      Section 422 of the Internal Revenue Code and non-qualified stock options (collectively, "Options");

    - shares of Applera-Applied Biosystems stock or Applera-Celera Genomics stock, which may be subject to restrictions ("Employee Stock Awards");

    - shares of Applera-Applied Biosystems stock or Applera-Celera Genomics stock subject to performance goals ("Performance Shares"); or

    - director stock awards, which are shares of Applera-Applied Biosystems stock or Applera-Celera Genomics stock subject to restrictions ("Director Stock Awards").

    ELIGIBILITY.  Under the terms of the Incentive Plans:

    - all regular salaried employees, including executive officers, may receive Options, Employee Stock Awards, and Performance Shares;

    - all consultants performing significant services may receive non-qualified stock options; and

    - all non-employee directors may receive non-qualified stock options and Director Stock Awards.

    As of July 31, 2001, approximately 5,600 employees, consultants, and directors were eligible to participate in the Incentive Plans.

    ADMINISTRATION. The Incentive Plans are administered by the Management Resources Committee (the "Committee") of the Board, all of the members of which qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code and non-employee directors for purposes of Rule 16b-3 of the Securities Exchange Act of 1934. The Committee determines, subject to the terms of the Incentive Plans, the employees, non-employee directors, and consultants to whom, and the time or times at which, it will grant awards, as well as the terms and provisions of each award.

    STOCK OPTIONS. The purchase price, vesting period, and all other terms and conditions of each Option are determined by the Committee, except that the purchase price of a share of Applera-Applied Biosystems stock or Applera-Celera Genomics stock covered by an Option may not be not less than 100% of the fair market value of the underlying stock on the date of the grant, and the term of each Option may not be more than ten years from the date of grant.

    If the employment of an employee, the service of a non-employee director, or the service of a consultant to whom an Option has been granted is terminated, other than by reason of retirement, disability, or death, the employee, non-employee director, or consultant may exercise the Option, to the extent that he or she is entitled to do so at the date of termination, for 30 days after the termination, but not after the Option expires. In addition, Options held by an employee, non-employee director, or consultant whose employment or service with the Company is terminated for cause will be forfeited. "Cause" is defined as
(1) any act which is in bad faith and to the detriment of the Company or (2) a material breach of any agreement with or material obligation to the Company.

    If an employee to whom an Option has been granted retires from the Company under any pension plan provided by the Company or if an employee or a consultant to whom an Option has been granted becomes totally and permanently disabled, the Option may be fully exercised without regard to the period of continuous employment or service at any time: (1) in the case of an incentive stock option, within three months after retirement or disability, but not after the Option expires; or (2) in the case of a non-qualified stock option, within one year after retirement or disability, but not after the Option expires. If a non-employee director (1) retires from the Board on reaching normal retirement age, (2) resigns or declines to stand for reelection with the approval of the Board, or (3) becomes totally and permanently disabled, the Option may be fully exercised, without regard to the period of continuous service, at any time within three years after retirement, resignation, declining, or disability, but not after the Option expires.

    If an employee, non-employee director, or consultant to whom an Option has been granted dies while employed by or engaged to provide services or while serving as a member of the Board, the Option may be exercised to the extent that he or she was entitled to do so at the date of death by his or her executor or administrator or other person at the time entitled by law to the employee's, non-employee director's, or consultant's rights under the Option. The person exercising the Option must generally do so within one year after the death.

    Options will be exercisable only by the optionee or his or her guardian or legal representative, and may not be transferred, except under a domestic relations order. However, the Committee may, in its sole discretion, permit an optionee to transfer a non-qualified stock option to certain family related entities. After the death of an optionee, the Option may be transferred pursuant to the laws of descent and distribution.

    A condition to the exercise of an Option following termination of employment or service is that the optionee has not (1) rendered services or engaged directly or indirectly in any business which, in the opinion of the Committee, competes with or is in conflict with the interests of the Company, or
(2) violated any written agreement with the Company. An optionee's violation of either of these conditions will result in the forfeiture of all Options held.

    Except as discussed below, no one individual may be granted an Option or Options under either Incentive Plan during any fiscal year for an aggregate number of shares of stock which exceeds 10% of the total number of shares reserved for issuance under the respective Incentive Plan. The Applera-Celera Genomics Plan permitted the grant during fiscal year 1999 of Options to the President of the Celera Genomics group representing up to 30% of the total number of shares reserved for issuance under that plan.

    EMPLOYEE STOCK AWARDS. Employee Stock Awards may be subject to restrictions, as determined by the Committee. Until those conditions are met, the recipient may not sell, transfer, or otherwise dispose of the shares. Recipients of Employee Stock Awards are otherwise entitled to the rights of a stockholder with respect to the shares of stock subject to Employee Stock Awards as the Committee may determine, including the right to vote and receive dividends and other distributions made with respect to the stock.

    If a recipient of an Employee Stock Award terminates employment before any applicable restrictions lapse, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than for cause, the Committee may, in its sole discretion, remove restrictions on all or a portion of the stock subject to the Employee Stock Award.

    Subject to adjustment as discussed below, no employee may receive an Employee Stock Award under the Applera-Applied Biosystems Plan representing more than 160,000 shares of Applera-Applied Biosystems stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Employee Stock Awards under the Applera-Applied Biosystems Plan is 320,000. Subject to adjustment as discussed below, no employee may receive an Employee Stock Award under the Applera-Celera Genomics Plan representing more than 80,000 shares of Applera-Celera Genomics stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Employee Stock Awards under the Applera-Celera Genomics Plan is 160,000.

    PERFORMANCE SHARES. Performance Shares will be subject to the attainment of performance goals within the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder. These performance goals could relate to stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee, and the period in which these goals are to be met will not be less than one year. Certificates representing Performance Shares will be registered in the name of the award recipient but remain in the physical custody of the Company until the Committee has determined that the performance goals have been attained and other stock restrictions, if any, have been satisfied. Until Performance Shares are delivered to an award recipient, the recipient may not sell, transfer, or otherwise dispose of those shares. Recipients of Performance Shares are entitled to such other rights of a stockholder with respect to Performance Shares as the Committee determines, including the right to vote and receive dividends and other distributions.

    If a recipient of Performance Shares terminates employment by reason of death, total and permanent disability, retirement, resignation, or discharge from employment other than for cause before all applicable performance goals have been attained, the Committee may, in its sole discretion, remove restrictions on all or a portion of the Performance Shares or determine that the performance objectives with respect to all or a portion of the Performance Shares have been attained. However, the Committee may not exercise its discretion to the extent that it would cause the award of Performance Shares not to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

    Subject to adjustment as discussed below, no employee may receive Performance Shares under the Applera-Applied Biosystems Plan representing more than 400,000 shares of Applera-Applied Biosystems stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Performance Shares under the Applera-Applied Biosystems Plan is 1,600,000. Subject to adjustment as discussed below, no employee may receive Performance Shares under the Applera-Celera Genomics Plan representing more than 200,000 shares of Applera-Celera Genomics stock during any fiscal year, and the maximum number of shares that may be issued to all employees as Performance Shares under the Applera-Celera Genomics Plan is 800,000.

    DIRECTOR STOCK AWARDS. As of the date of each election or reelection to the Board, each non-employee director will automatically be granted a Director Stock Award of up to 1,200 shares of Applera-Applied Biosystems stock under the Applera-Applied Biosystems Plan and 300 shares of Applera-Celera Genomics stock under the Applera-Celera Genomics Plan, in each case subject to adjustment as provided below. Non-employee directors elected other than at an annual meeting are granted a pro rata portion of such shares. Each Director Stock Award vests on the date immediately preceding the first annual meeting of stockholders next following the date of grant, provided that the holder continues to serve as a member of the Board as of that date.

    The aggregate dollar value of all Director Stock Awards to a director under both Incentive Plans could not exceed $135,000 for the fiscal year ending
June 30, 2001, and may not exceed $148,500 for the fiscal year ending June 30, 2002, increasing by 10% each year thereafter. The aggregate dollar value is calculated by multiplying the total number of shares subject to Director Stock Awards under both Incentive Plans by the fair market value of the applicable class of stock on the date of grant. To the extent that the aggregate dollar value of such awards would otherwise exceed this dollar limit, the Committee will allocate shares of each class of stock based on the ratio of the number of shares of each class of stock outstanding on the date of grant.

    Except as set forth below, the holder of a Director Stock Award will be entitled to all rights of a stockholder with respect to the shares of Applera-Applied Biosystems stock or Applera-Celera Genomics stock issued under the Director Stock Award, including the right to receive dividends and to vote the shares. However, stock dividends paid on the shares will be restricted to the same extent as the shares underlying the Director Stock Award. Prior to vesting, the shares of stock issued under a Director Stock Award may not be sold, transferred, or otherwise disposed of.

    If a non-employee director to whom a Director Stock Award has been granted ceases to serve as a director as a result of death, retiring from the Board upon reaching normal retirement age, becoming totally and permanently disabled, or resigning with the approval of the Board, all shares subject to the Director Stock Award will be fully vested as of the date of termination of service.

    Non-employee directors are permitted to defer receipt of their Director Stock Awards. Deferred awards are credited to a bookkeeping account and those awards are deemed invested in stock units, each unit representing one share of Applera-Applied Biosystems stock or Applera-Celera Genomics stock. As dividends are paid, a corresponding number of additional units are credited to the director's deferral account. A non-employee director who defers receipt of a Director Stock Award only has voting rights with respect to the Director Stock Award at such time as he or she receives an actual distribution of the stock.

    CHANGE OF CONTROL. All outstanding Options granted under the Incentive Plans will become fully and immediately exercisable, all restrictions on Employee Stock Awards and awards of Performance Shares will immediately terminate, all performance objectives applicable to awards of Performance Shares will be deemed attained, and all Director Stock Awards will become fully vested if:

    - a tender offer or exchange offer, other than an offer by the Company, is made for common stock representing more than 25% of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors;

    - any person acquires common stock representing more than 25% of such combined voting power;

    - a majority of the incumbent directors ceases to remain on the Board; or

    - the stockholders approve the sale of all or substantially all of the stock or assets of the Company.

    TERMINATION AND AMENDMENT; NO REPRICING. No award may be made under the Incentive Plans after March 31, 2004. The Board may at any time prior to that date terminate either of the Incentive Plans or make any amendment or modification it deems advisable. However, any such amendments will require stockholder approval if they would

    - increase the aggregate number of shares which may be issued,

    - materially modify the eligibility requirements for participation, or

    - materially increase the benefits accruing to participants under either Incentive Plan.

    The Committee may amend the terms of any outstanding Option or other award under either Incentive Plan at any time in its discretion in any manner it deems appropriate, including accelerating the date of exercise of any award, terminating restrictions, or converting an incentive stock option into a non-qualified stock option. However, no amendment may adversely affect in any material manner any right of any recipient without his or her consent. In addition, the Committee may not (1) amend any previously issued award of Performance Shares to the extent that the amendment would cause the award not to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, or (2) amend any previously issued Option to reduce the purchase price, whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option with a reduced purchase price.

    ADJUSTMENTS BY THE COMMITTEE. The Incentive Plans provide that the Committee may adjust, as it deems appropriate, the maximum number of shares that may be subject to Options or other awards, and the terms of any outstanding Options or other awards under the Incentive Plans, to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The Company believes that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and the Company of

Options and other awards granted under the Incentive Plans. THIS SUMMARY IS NOT A COMPLETE ANALYSIS OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO PARTICIPANTS AND THE COMPANY AND DOES NOT DESCRIBE TAX CONSEQUENCES BASED ON PARTICULAR CIRCUMSTANCES. STATE, LOCAL, AND FOREIGN TAX LAWS ARE NOT DISCUSSED.

    INCENTIVE STOCK OPTIONS. If the Company issues shares to an employee upon the exercise of an incentive stock option granted under the Incentive Plans during the employee's employment or within three months after the employee's termination of employment, then:

    - the employee will not recognize income at the time of the grant of the incentive stock option or upon exercise of the incentive stock option;

    - the Company will not be allowed a federal income tax deduction in connection with the grant or exercise of the incentive stock option; and

    - upon a sale or exchange of the shares after the later of (1) one year from the date of transfer of the shares to the employee or (2) two years from the date of grant of the incentive stock option, any amount received by the employee in excess of the incentive stock option price will be taxed to the employee as a capital gain, and any loss sustained by the employee will be a capital loss. The capital gain, if any, from sales or exchanges of shares is subject to tax at various rates depending upon the length of time the shares were held, the date of disposition, and the income tax bracket of the employee.

    If the shares are disposed of before the holding period requirements are satisfied, then:

    - the employee will recognize ordinary income in the year of disposition in an amount (1) equal to the excess, on the date of exercise of the incentive stock option, of the fair market value of the shares received over the option price paid, but (2) limited to the excess of the amount received on the sale over the option price if the amount received is less than the fair market value on the date of exercise;

    - the Company will be entitled to a deduction for the year equal to the ordinary income recognized by the employee; and

    - the employee will have capital gain or loss equal to the difference between (1) the amount received by the employee upon the sale or exchange of the shares and (2) the option price paid by the employee increased by any ordinary income recognized.

    NON-QUALIFIED STOCK OPTIONS. An employee, consultant, or director to whom a non-qualified stock option is granted will not recognize income at the time the option is granted. When the employee, consultant, or director exercises the option, he or she will recognize ordinary income equal to the excess, if any, of the market value, as of the date of exercise, of the shares received over the option price paid. Subject to the Internal Revenue Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction equal to the ordinary income recognized by the employee, consultant, or director. Any compensation included in an employee's gross income will be subject to federal and applicable state employment taxes. Upon the sale of shares acquired through the exercise of a non-qualified stock option, the employee, consultant, or director will have capital gain or loss equal to the difference between (1) the amount received by the employee upon the sale or exchange of the shares and (2) the option price paid by the employee increased by any ordinary income recognized.

    EMPLOYEE STOCK AWARDS. No taxable income will be recognized by an employee upon the grant of an Employee Stock Award that is subject to a substantial risk of forfeiture unless the employee makes the election under Section 83(b) of the Internal Revenue Code referred to in the next paragraph. If the employee does not make an election, he or she will recognize ordinary income at the time his or her interest in the shares is either transferable or no longer subject to a substantial risk of forfeiture (the

"Section 83 Restrictions"). The amount of this ordinary income will be equal to the excess, if any, of the fair market value of the shares received at the time of the lapse of the Section 83 Restrictions over the amount, if any, the employee paid for the shares. The employee's tax basis in the shares received at the lapse of the Section 83 Restrictions will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized. Dividends paid on shares while they are subject to the Section 83 Restrictions will be taxable as ordinary compensation income and not as dividends.

    An employee receiving shares under an Employee Stock Award may elect under
Section 83(b) of the Internal Revenue Code to be taxed at the time the employee receives the shares on an amount equal to the fair market value of the shares received, determined without regard to the Section 83 Restrictions, at the time of transfer less the purchase price, if any, paid for the shares. The employee's tax basis in the shares will be the fair market value of the shares at the time the shares are received. If a Section 83(b) election is made, dividends paid on these shares will not be taxable as compensation income but will be taxable as dividends, and no additional compensation income will be recognized when the
Section 83 Restrictions lapse or are released. Any compensation included in an employee's gross income will be subject to federal and applicable state employment taxes.

    PERFORMANCE SHARES. Generally, no income will be recognized by an employee upon the grant of Performance Shares and instead the employee will recognize ordinary income at the time the Performance Shares vest or are no longer subject to a substantial risk of forfeiture. The income will be equal to the excess, if any, of the fair market value of the shares at the time they become vested or non-forfeitable over the amount, if any, the employee paid for the shares. If the employee is entitled to receive dividends on the shares prior to the time they vest or become non-forfeitable, the dividends will be taxable as ordinary compensation income and not as dividends. The employee's tax basis in the shares will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized with respect to the shares.

    An employee receiving Performance Shares may elect under Section 83(b) of the Internal Revenue Code to be taxed at the time the employee receives the shares on an amount equal to the fair market value of the shares received, determined without regard to the Section 83 Restrictions, at the time of transfer less the purchase price, if any, paid for the shares. The tax basis in the shares will be the fair market value of the shares at the time the shares are received. If a Section 83(b) election is made, dividends paid on the shares will not be taxable as compensation income but will be taxable as dividends and no additional compensation income will be recognized when the shares vest or become non-forfeitable. Any compensation included in an employee's gross income will be subject to federal and applicable state employment taxes.

    DIRECTOR STOCK AWARDS. No taxable income will be recognized by a non-employee director upon the grant of a Director Stock Award unless he or she makes the election under Section 83(b) referred to above. If no election is made, the director will recognize ordinary income at the time his or her interest in the shares vests or is no longer subject to a substantial risk of forfeiture. The amount of ordinary income will be equal to the excess, if any, of the fair market value of the shares received at such time over the amount, if any, the director paid for the shares. Dividends paid on shares while they are subject to a substantial risk of forfeiture will be taxable as ordinary income and not as dividends. The director's tax basis in the shares received will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized.

    If a Section 83(b) election is made, the director will be taxed at the time the director receives the shares on an amount equal to the fair market value of the shares received, determined without regard to the Section 83 Restrictions, at the time of transfer less the purchase price, if any, paid for the shares. The tax basis in the shares will be the fair market value of the shares at the time the shares are received. Dividends paid on the shares will not be taxable as ordinary income but will be taxable as dividends and no additional ordinary income will be recognized when the shares vest.

    DEFERRALS. In general, a non-employee director who elects to defer a Director Stock Award will not be subject to current federal income tax on the award, or related earnings, until it is distributed. Deferred compensation distributed under the Incentive Plans will be taxed as ordinary income and not as capital gains.

    LIMITS ON DEDUCTIONS. Under Section 162(m) of the Internal Revenue Code, compensation paid to the Company's chief executive officer and the four other most highly paid executive officers in a particular year is limited to $1 million per person, except that compensation that is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1 million limitation. The Company's ability to deduct compensation paid to any other executive officer or employee is not affected by this provision. As noted above under "EXECUTIVE COMPENSATION--REPORT OF THE MANAGEMENT RESOURCES COMMITTEE," the Committee generally seeks to maximize the deductibility of compensation paid to its executive officers. However, it will maintain flexibility to take actions that may be based on considerations other than tax deductibility.

PLAN BENEFITS

    Because employee awards under the Incentive Plans are discretionary, it is not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Incentive Plans. Awards of Options to non-employee directors are also discretionary. However, it is expected that each non-employee director will receive on the date of the meeting as part of his or her regular compensation a grant of Options to purchase shares of Applera-Applied Biosystems stock and shares of Applera-Celera Genomics stock. During fiscal year 2001, each non-employee director received a grant of Options to purchase 6,000 shares of Applera-Applied Biosystems stock and 1,500 shares of Applera-Celera Genomics stock. In addition, each non-employee director will receive on such date Director Stock Awards of up to 1,200 shares of Applera-Applied Biosystems stock and 300 shares of Applera-Celera Genomics stock. See "THE BOARD OF DIRECTORS--COMPENSATION OF DIRECTORS," above.

VOTE REQUIRED FOR APPROVAL

    Approval of each proposal requires the favorable vote of a majority of votes present in person or by proxy and entitled to vote at the meeting.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THESE PROPOSALS.

                                 OTHER BUSINESS

    As of the date of this proxy statement, we do not know of any matter to be brought before the meeting other than those described in this proxy statement. If any other matters properly come before the meeting, the persons named as proxies on the accompanying proxy card will vote on these matters in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

    Any stockholder who wishes to submit a proposal to be included in the proxy statement for the Company's 2002 annual meeting must deliver the proposal to the Company no later than May 21, 2002. All proposals should be sent in writing to the Secretary of the Company, 301 Merritt 7, Norwalk, Connecticut, 06851-1070, and must include specified information about the proposal and stockholder required by the SEC.

    The Company's By-laws also provide that any stockholder who intends to present a nomination for a directorship or a proposal for action at any annual meeting of stockholders must give advance notice of such proposal together with certain specified information. These requirements are separate and apart from and in addition to the SEC requirements noted above that a stockholder must meet in order to have a proposal included in the Company's proxy materials. In general, the advance notice must be given to the Secretary of the Company not less than 45 days or more than 75 days prior to the first anniversary of the date on which proxy materials for the preceding year's annual meeting were first mailed to stockholders. In the case of the 2002 annual meeting, this advance notice must be received no earlier than July 11, 2002 or later than August 10, 2002. The Company will have discretionary authority to vote on any stockholder proposals presented at the 2002 annual meeting which do not comply with these notice requirements. Additional information regarding the submission of stockholder proposals may be obtained by writing to the Secretary of the Company at the address provided above.

                                          By Order of the Board of Directors,
                                          Thomas P. Livingston
                                          SECRETARY
                                          Norwalk, Connecticut
                                          September 18, 2001

                                                                      APPENDIX A

                            AUDIT/FINANCE COMMITTEE
                                    CHARTER

I. ORGANIZATION.

    The Audit/Finance Committee (the "Committee") shall consist of three or more directors as designated by the Board of Directors. Each member of the Committee shall be financially literate, as determined by the Board, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as determined by the Board. All members of the Committee shall satisfy the independence requirements as defined in the applicable listing standards of the New York Stock Exchange.

    Meetings of the Committee shall be called by the Chairman of the Board, the Secretary, a Co-Chairman of the Committee, or any two Committee members. Three of the members of the Committee shall constitute a quorum for the transaction of business at such meeting, and all matters shall be determined by a majority vote of the members present.

II. PURPOSE OF THE COMMITTEE.

    The primary purpose of the Committee shall be to provide assistance to the Board of Directors in fulfilling its responsibilities to stockholders, potential stockholders, the investment community, and regulators relating to corporate accounting and finance, reporting practices of the Corporation, the quality and integrity of the financial reports of the Corporation, the Corporation's pension and savings plans, financing and capital structure, and legal compliance and business ethics. The Committee's role is one of oversight. Management is responsible for preparing the Corporation's financial statements, and the independent auditors are responsible for auditing those financial statements. Management is responsible for the fair presentation of the information set forth in the financial statements in conformity with generally accepted accounting principles ("GAAP"). The independent auditors' responsibility is to provide its opinion, based on their audits, that the financial statements fairly present, in all material respects, the financial position, results of operations, and cash flows of the Corporation in conformity with GAAP. However, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are in conformity with GAAP. Further, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with applicable laws and regulations, the Corporation's ethical standards, or environmental compliance programs. The Committee shall also have such other responsibilities as may be assigned to it from time to time by the Board. The Committee shall report its activities to the full Board on a timely basis so that the Board is kept informed of its activities.

    The Committee shall permit direct access to the Committee by the Director of the Internal Audit Department, the Director of Corporate Compliance, the Corporation's independent accountants, or any other person, with respect to control, accounting, finance, or compliance matters.

III. RESPONSIBILITIES AND DUTIES.

    In carrying out its responsibilities, the Committee shall:

    INDEPENDENT ACCOUNTANTS

    - Recommend to the Board of Directors each year the selection of the independent accountants, subject to ratification by the stockholders, and approve the fees and other compensation to be paid to such accountants. In this regard, it is understood that the independent accountants are ultimately accountable to the Board and the Committee and that the Board and the Committee have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent accountants.

    - Review and approve each year the scope and plan of audit and non-audit services to be performed by the independent accountants, including areas of special emphasis where appropriate.

    - Following completion of the annual audit, review with management, the independent accountants, and the Internal Audit Department (1) the results of the audit, including any significant difficulties or any restrictions on the scope of the work or access to required information encountered during the course of the audit, (2) any recommendations for change or improvement in administrative and internal control procedures,
      (3) management's handling of any proposed audit adjustments, (4) any significant disagreement among management and the independent accountants or the Internal Audit Department, and (5) management judgments and estimates reflected in the financial statements.

    - On a periodic basis, ensure that the independent public accountants submit a formal written statement delineating all relationships between such accountants and the Corporation to determine the independence of such accountants. The Committee shall review and discuss with the independent accountants any disclosed relationships or services that may affect their objectivity and recommend that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of the independence of the independent accountants.

    FINANCIAL REPORTING

    - Review the Corporation's quarterly and annual financial statements, notes, and related information prepared by management, including any report or opinion rendered by the independent accountants, and recommend that the annual financial statements, notes, and related information be included in the Corporation's Annual Report on Form 10-K.

    - Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and consider their potential impact on the Corporation's financial statements.

    - Review significant changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the Internal Audit Department.

    INTERNAL AUDIT

    - Review activities, organizational structure, qualifications, and department budget of the Internal Audit Department and review and approve each year the scope and plan of audit services to be performed by the Internal Audit Department.

    - Review policies and procedures with respect to officers' expense accounts, including their use of corporate assets, and consider the results of any review of these areas by the Internal Audit Department or the independent accountants.

    CORPORATE COMPLIANCE

    - Regularly monitor the functioning of the Corporation's programs for compliance with legal and ethical standards.

    - Periodically review significant pending litigation affecting the Corporation and the findings of any significant examinations or investigations by judicial, governmental, or regulatory agencies.

    - Review policies and practices with respect to intergroup transactions and intergroup conflicts or potential conflicts under the Corporation's tracking stock structure.

    CORPORATE FINANCE

    - Review the Corporation's financial strategies, policies, and programs, its capital structure, and the management of its Balance Sheet.

    - Review and make suggestions concerning management recommendations to the Board of Directors regarding financings for the Corporation, including the sale or purchase of Corporate securities and the placement of long term debt.

    - Review the employment and security of the Corporation's liquid assets, including review of short and long term investment and currency risk strategies.

    - Review and make recommendations to the Board of Directors regarding financial impact and methods of financing acquisitions and divestitures by the Corporation.

    - Review the Corporation's dividend policies and payments.

    - Review the Corporation's pension and savings plan policies, procedures, and performance.

    - Review the Corporation's risk management policies.

IV. CHARTER REVIEW.

    The Committee shall review and reassess the adequacy of this Charter on an annual basis.

                     APPLERA         Applera Corporation
                 CORPORATION         301 Merritt 7
                                     Norwalk, CT 06851
                                     tel 203.840.2000
                                     www.applera.com
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                                                         Recycle Logo 0604-PS-01
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                                                     APPENDIX A TO SCHEDULE 14A
                                              FILED UNDER SCHEDULE 14A, ITEM 10

                  APPLERA CORPORATION/APPLIED BIOSYSTEMS GROUP

                            1999 STOCK INCENTIVE PLAN

                           (AS PROPOSED TO BE AMENDED)


1.  PURPOSE OF THE PLAN.

         The purpose of Applera Corporation/Applied Biosystems Group 1999 Stock
Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of Applera Corporation and its subsidiaries (collectively, the "Corporation") by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation.
The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2.  DEFINITIONS.

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         2.1 "ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         2.2 "AGREEMENT" means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.3 "AWARD" means a Stock Award or Performance Share Award.

         2.4 "AWARD RECIPIENT" means an individual to whom an Award has been granted under the Plan.

         2.5 "BOARD OF DIRECTORS" means the Board of Directors of the
Corporation.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7 "COMMITTEE" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.


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         2.8 "CONTINUOUS SERVICE" means an uninterrupted chain of continuous regular employment by the Corporation or an uninterrupted chain of continuous performance of significant services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation's usual procedures which does not operate to interrupt continuous employment or continuous performance of significant services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing significant services during the period of such leave; PROVIDED, HOWEVER, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

         2.9 "DEFERRAL ACCOUNT" means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to
Section 10.7 hereof.

         2.10 "DIRECTOR STOCK AWARD" means an award of shares of Stock granted pursuant to Section 10 hereof.

         2.11 "EMPLOYEE AWARD" means an Employee Stock Award or Performance
Share Award.

         2.12 "EMPLOYEE STOCK AWARD" means an award of shares of Stock granted pursuant to Section 8 hereof.

         2.13 "FAIR MARKET VALUE" means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions(or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

         2.14 "INCENTIVE STOCK OPTIONS" means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

         2.15 "NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors who is not an employee or officer of the Corporation.

         2.16 "NON-QUALIFIED STOCK OPTIONS" means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

         2.17 "NORMAL RETIREMENT AGE" means the normal retirement age of a member of the Board as determined by the Board from time to time.


                                      -2-
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         2.18 "OPTION" means an option granted pursuant to Section 6 hereof.

         2.19 "OPTIONEE" means an individual to whom an Option has been granted under the Plan.

         2.20 "PERFORMANCE SHARE AWARD" means an award of Performance Shares granted pursuant to Section 9 hereof.

         2.21 "PERFORMANCE SHARES" means shares of Stock covered by a Performance Share Award.

         2.22 "STOCK" means the Applera Corporation - Applied Biosystems Group
Common Stock, par value $.01 per share, of the Corporation.

         2.23 "STOCK AWARD" means an Employee Stock Award or Director Stock
Award.

         2.24 "STOCK UNIT" means the bookkeeping entry representing the equivalent of one share of Stock.

         2.25 "STOCK RESTRICTIONS" mean the restrictions, including performance goals, placed on a Stock Award or Performance Share Award under the Plan.

         2.26 "TEN PERCENT STOCKHOLDER" means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation.

3.  SHARES RESERVED FOR THE PLAN.

         The aggregate number of shares of Stock available for Options and Awards under the Plan is 37,600,000, subject to adjustment in accordance with
Section 15. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

         If any Options or Awards granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan.

4.  ADMINISTRATION OF THE PLAN.

         The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options



                                      -3-
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and Awards shall be granted, the number of shares of Stock to be covered by each
Option and Award, and the terms and conditions of each Option and Award. The
Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical)of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.  ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS AND AWARDS.

         Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is a regular full-time employee
(which term shall include officers and directors) of the Corporation, a Non-Employee Director, or a consultant performing significant services for the Corporation. Employee Awards may be granted to any person who, at the time the Employee Award is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation. Non-Employee Directors shall not be eligible to receive Employee Awards. In determining the employees, Non-Employee Directors and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan.
An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

6.  OPTIONS.

         6.1 GRANT OF OPTIONS. Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions consistent with the Plan as the Committee shall determine; PROVIDED, HOWEVER, that Incentive Stock Options shall be granted only to employees of the Corporation.

         6.2 PURCHASE PRICE. The purchase price of each share of Stock covered by an Option shall be not less than 100% (or 110% in the case of an Incentive
Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.



                                      -4-
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         6.3 TERM. The term of each Option shall be for such period as the
Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder)
from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10)
years (or five (5) years in the case of an Incentive Stock Option granted to a
Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee,
Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

         6.4 VESTING. An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then a regular employee of the Corporation, a member of the Board of Directors, or a consultant performing significant services for the Corporation.
Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation, continues to be a member of the Board of Directors, or a consultant performing significant services for the Corporation.

         6.5 TERMINATION OF EMPLOYMENT OR SERVICES. Except as otherwise provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of Cause, retirement, disability, or death), such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Option.

         6.6 TERMINATION OF EMPLOYMENT OR SERVICES FOR CAUSE. In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated for Cause (as such term is defined below), such Option shall be immediately forfeited in full upon such termination (regardless of the extent to which such Option may have been exercisable as of such time). For purposes of this Section 6.6 only, "Cause" shall be defined as (a) any act which is in bad faith and to the detriment of the Corporation or (b) a material breach of any agreement with or material obligation to the Corporation.

         6.7 RETIREMENT OR DISABILITY. Except as otherwise provided in the Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any qualified pension plan provided by the Corporation, or if a Non-Employee Director (a) retires from the Board of Directors upon reaching Normal Retirement Age or (b) resigns or declines to stand for reelection with the approval of the



                                      -5-
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Board of Directors, or if an employee, Non-Employee Director, or consultant to whom an Option has been granted becomes totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an employee holding an Incentive Stock Option, within three (3) months after such retirement or disability, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after such retirement, disability, resignation, or declining, but in no event after the expiration of the term of the Option.

         6.8 DEATH. If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee's, Non-Employee Director's, or consultant's rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement, but in no event after the expiration of the term of the Option.

7.  TERMS AND CONDITIONS APPLICABLE TO OPTIONS.

         7.1 TRANSFERABILITY. During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order;
PROVIDED, HOWEVER, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option to (a) a member of the Optionee's immediate family, (b) a trust, the beneficiaries of which consist exclusively of members of the Optionee's immediate family, or (c) a partnership, the partners of which consist exclusively of members of the Optionee's immediate family. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

         7.2 METHOD OF EXERCISE. An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased; PROVIDED that, except as otherwise provided by the Committee, an Option may not be exercised as to fewer than 100 shares, or the remaining exercisable shares covered by the Option if fewer than 100, at any one time. No
Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months having a Fair
Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, or (d) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day



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immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

         7.3 STOCKHOLDER RIGHTS. An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

         7.4 NO LOANS. Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

         7.5 CONDITIONS PRECEDENT TO EXERCISE. Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; PROVIDED, HOWEVER, that the ownership by an Optionee of 5% or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An
Optionee's violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

         7.6 LIMITATIONS ON THE GRANT OF OPTIONS. No one individual may be granted an Option or Options under the Plan during any fiscal year of the Corporation for an aggregate number of shares of Stock which exceeds 10% of the total number of shares reserved for issuance under the Plan. The aggregate Fair
Market Value of the Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed $100,000. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least
110% of the fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.

8.  EMPLOYEE STOCK AWARDS.

         8.1 GRANT OF EMPLOYEE STOCK AWARDS. Subject to the terms of the Plan, the Committee may grant Employee Stock Awards to such employees at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Employee



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Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement.

         8.2 RESTRICTIONS ON EMPLOYEE STOCK AWARDS. Except as provided in the
Plan, any shares of Stock subject to an Employee Stock Award with respect to which Stock Restrictions have not been satisfied shall be forfeited and all rights of the employee to such Employee Stock Award shall terminate without any payment of consideration by the Corporation. Except as set forth in Section 8.5, a recipient of an Employee Stock Award subject to Stock Restrictions shall forfeit such award in the event of the termination of his or her employment during the period the shares are subject to Stock Restrictions.

         8.3 STOCKHOLDER RIGHTS. The recipient of an Employee Stock Award shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Employee Stock Award as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award
Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

         The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Employee Stock
Awards, which legend or legends shall make appropriate reference to the Stock
Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Employee Stock Awards remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

         8.4 NON-TRANSFERABILITY. Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to an Employee Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

         8.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an Employee Stock Award.

         8.6 LIMITATIONS ON EMPLOYEE STOCK AWARDS. No employee may receive an
Employee Stock Award representing more than 160,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Employee Stock Awards under the Plan shall be 320,000, subject in each case to adjustment in accordance with Section
15.




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9.  PERFORMANCE SHARE AWARDS.

         9.1 GRANT OF PERFORMANCE SHARE AWARDS. Subject to the terms of the
Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto, including, without limitation, stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee from time to time. Any such objectives and the period in which such objectives are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; PROVIDED, HOWEVER, that the period in which such objectives are to be met shall be not less than one year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

         9.2 DELIVERY OF PERFORMANCE SHARES. Certificates representing
Performance Shares shall be registered in the Award Recipient's name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

         9.3 STOCKHOLDER RIGHTS. The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest maybe accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

         9.4 NON-TRANSFERABILITY. Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

         9.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance objectives with respect to all or a portion of a Performance Share Award to have been attained; PROVIDED, HOWEVER, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause the Performance Share Award not to qualify as performance based compensation under
Section 162(m) of the Code.


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         9.6 LIMITATIONS ON PERFORMANCE SHARE AWARDS. No employee may receive
Performance Share Awards representing more than 400,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Performance Share Awards under the Plan shall be 1,600,000, subject in each case to adjustment in accordance with Section 15.

10.  DIRECTOR STOCK AWARDS.

         10.1 GRANT OF DIRECTOR STOCK AWARDS. As of the date of each election or reelection to the Board of Directors, each Non-Employee Director shall automatically be granted a Director Stock Award with respect to 1,200 shares of Stock, subject to adjustment in accordance with Section 15. Notwithstanding the foregoing, each Non-Employee Director first elected to the Board of Directors on a date other than the date of an annual meeting of stockholders shall be granted that number of whole shares of Stock equal to the number of shares then subject to a Director Stock Award (after giving effect to Section 10.8) multiplied by a fraction, the numerator of which shall be the number of months remaining until the anticipated date of the next annual meeting of stockholders, and the denominator of which shall be 12. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

         10.2 VESTING. Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; PROVIDED, HOWEVER, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

         10.3 FORFEITURE OF DIRECTOR STOCK AWARDS. Except as provided in the
Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee
Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

         10.4 STOCKHOLDER RIGHTS. Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director
Stock Award, including the right to receive dividends and to vote such shares of Stock; PROVIDED, HOWEVER, that stock dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

         The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director
Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.



                                      -10-

         10.5 NON-TRANSFERABILITY. Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

         10.6 TERMINATION OF SERVICE. If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of (a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

         10.7 DEFERRAL ELECTION. A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 15th of the calendar year prior to the calendar year in which such deferral is to be effective. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

                  (a) A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

                  (b) There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director's Deferral Account in Stock Units in the following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.

                  (c) Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director's Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

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                  (d) The number of Stock Units credited to each Non-Employee
         Director's Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director's Deferral Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a 360-day year and a 91-day quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director's Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

                  (e) Subject to Section 10.7(g), distributions of a Non-Employee Director's Deferral Account under the Plan shall be made as follows:

                           (i) If a Non-Employee Director has elected to defer a
                  Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

                           (ii) If a Non-Employee Director has elected to defer
                  a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director's service as a director; and

                           (iii) If a Non-Employee Director has elected to defer
                  a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

                  (f) Notwithstanding any elections pursuant to Sections 10.7(a) and/or (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director's beneficiary or beneficiaries designated on such Non-Employee Director's deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director's estate.

                  (g) A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

                  (h) To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director's Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

                           (i) To the extent his or her Deferral Account is
                  deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

                           (ii) To the extent his or her Deferral Account has
                  been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director's Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

         10.8 LIMITATIONS ON DIRECTOR STOCK AWARDS. The Aggregate Value (as such term is defined below) of all Director Stock Awards granted to a Non-Employee Director under the Plan in any fiscal year, together with all Director Stock Awards granted to such Non-Employee Director under the Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan during such year, may not exceed the Director Budgeted Amount (as such term is defined below) for such year. In the event that the Aggregate Value of such awards exceeds the Director Budgeted Amount, the Committee shall allocate to each Non-Employee Director shares of Stock and shares of Applera Corporation - Celera Genomics Group Common Stock ("Celera Genomics Stock"), in the ratio, as near as may be practicable, of the number of shares of Stock then outstanding to the number of shares of Celera Genomics Stock then outstanding, as determined by the Committee. For purposes of the Plan, "Aggregate Value" shall be calculated as the Fair Market Value of a share of Stock or Celera Genomics Stock, as the case may be, on the date of grant multiplied by the number of shares of Stock or Celera Genomics Stock, as the case may be, subject to the Director Stock Award, and the "Director Budgeted Amount" shall be $135,000 for the fiscal year ending June 30, 2001 and shall increase by 10% for each fiscal year thereafter.

11.  ACCELERATION UPON A CHANGE OF CONTROL.

         Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance objectives applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Company representing more than 25% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Securities") is made by any "person" within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; PROVIDED, HOWEVER, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten
(10) day period; and, PROVIDED FURTHER, that the Committee may by further action taken prior to the end of such extended period declare (a) all Options granted hereunder and then outstanding to be immediately exercisable in full, (b) all Stock Restrictions to be immediately terminated, and (c) all performance objectives applicable to any Performance Share Award to be deemed attained; or
(ii) in the event of a Change in Control (as hereinafter defined).

         For purposes of this Section 11, a "Change in Control" means an event that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; PROVIDED, HOWEVER, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" within the meaning of Section 14(d) of the Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of the combined voting power of the then outstanding Voting Securities, (b) during any two-year period, individuals who constitute the Board of Directors (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b),considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation's stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance objectives as described above.

12.  SHARE WITHHOLDING.

         With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

13.  NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.

         Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee's employment, such consultant's service, or Non-Employee Director's service at any time.

14.  TIME OF GRANTING OPTIONS AND EMPLOYEE AWARDS.

         Nothing contained in the Plan or in any resolution adopted by the Board of Directors or the holders of Stock shall constitute the grant of any Option or Award hereunder. An Option or Award under the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the Option or Award are set forth in an Agreement and delivered to the recipient, unless otherwise provided in the Agreement.

15.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations),liquidations, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units shall be adjusted in such manner as the Committee in its discretion deems appropriate.

16.  TERMINATION AND AMENDMENT OF THE PLAN.

         Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after March 31, 2004. The Board of Directors may at any time prior to that date terminate the Plan or make such modification or amendment to the Plan as it shall deem advisable; PROVIDED, HOWEVER, that, except as provided in Section 15, no amendment may be made without the approval by the holders of Stock (to the extent such approval would be required for an exemption under Section 16(b) of the Act which the Company wishes to have) if such amendment would (a) increase the aggregate number of shares of Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to participants under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17.  AMENDMENT OF OPTIONS AND AWARDS AT THE DISCRETION OF THE COMMITTEE.

         The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; PROVIDED, HOWEVER, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, PROVIDED FURTHER, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause such Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code or (b) amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18.  GOVERNMENT REGULATIONS.

         The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations. Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of

Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19.  OPTIONS AND AWARDS IN FOREIGN COUNTRIES.

         The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

20.  GOVERNING LAW.

         The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21.  STOCKHOLDER APPROVAL.

         The Plan shall become effective upon the date of adoption by the Board of Directors, subject to approval by the stockholders of the Corporation in accordance with applicable law. Unless so approved within one (1) year after the date of the adoption of the Plan by the Board of Directors, the Plan shall not be effective for any purpose. Prior to approval by the Corporation's stockholders, the Committee may grant Options and Awards under the terms of the Plan, but if stockholder approval is not obtained in the specified period, such Options and Awards shall be of no effect.

                                                     APPENDIX B TO SCHEDULE 14A
                                              FILED UNDER SCHEDULE 14A, ITEM 10

                    APPLERA CORPORATION/CELERA GENOMICS GROUP

                            1999 STOCK INCENTIVE PLAN

                           (AS PROPOSED TO BE AMENDED)


1.  PURPOSE OF THE PLAN.

         The purpose of Applera Corporation/Celera Genomics Group 1999 Stock Incentive Plan (the "Plan") is to increase stockholder value and to advance the interests of Applera Corporation and its subsidiaries (collectively, the "Corporation") by providing financial incentives designed to attract, retain, and motivate employees, officers, consultants, and directors of the Corporation. The Plan continues the established policy of the Corporation of encouraging ownership of its Stock by key personnel and of providing incentives for such individuals to put forth maximum efforts for the success of the Corporation.

2.  DEFINITIONS.

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         2.1 "ACT" means the Securities Exchange Act of 1934, as amended from time to time.

         2.2 "AGREEMENT" means the written agreement between the Corporation and an Optionee or Award Recipient, as the case may be, evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

         2.3 "AWARD" means a Stock Award or Performance Share Award.

         2.4 "AWARD RECIPIENT" means an individual to whom an Award has been granted under the Plan.

         2.5 "BOARD OF DIRECTORS" means the Board of Directors of the
Corporation.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7 "COMMITTEE" means the Management Resources Committee of the Board of Directors, or any successor thereto or committee designated thereby whose members qualify as (a) outside directors as defined in Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto and (b) non-employee directors within the meaning of Rule 16b-3 under the Act.

         2.8 "CONTINUOUS SERVICE" means an uninterrupted chain of continuous regular employment by the Corporation or an uninterrupted chain of continuous performance of significant services for the Corporation by a consultant. A leave of absence granted in accordance with the Corporation's usual procedures which does not operate to interrupt continuous employment or continuous performance of significant services for other benefits granted by the Corporation shall not be considered a termination of employment nor an interruption of Continuous Service hereunder, and an employee or consultant who is granted such a leave of absence shall be considered to be continuously employed or continuously performing significant services during the period of such leave; PROVIDED, HOWEVER, that if regulations under the Code or an amendment to the Code shall establish a more restrictive definition of a leave of absence, such definition shall be substituted herein.

         2.9 "DEFERRAL ACCOUNT" means the bookkeeping account established for the deferral of a Director Stock Award by a Non-Employee Director pursuant to
Section 10.7 hereof.

         2.10 "DIRECTOR STOCK AWARD" means an award of shares of Stock granted pursuant to Section 10 hereof.

         2.11 "EMPLOYEE AWARD" means an Employee Stock Award or Performance Share Award.

         2.12 "EMPLOYEE STOCK AWARD" means an award of shares of Stock granted pursuant to Section 8 hereof.

         2.13 "FAIR MARKET VALUE" means the simple average of the high and low sales prices of a share of Stock as reported in the report of composite transactions(or other source designated by the Committee) on the date on which fair market value is to be determined (or if there shall be no trading on such date, then on the first previous date on which sales were made on a national securities exchange).

         2.14 "INCENTIVE STOCK OPTIONS" means those Options granted hereunder to employees as incentive stock options as defined in, and which by their terms comply with the requirements for such Options set out in, Section 422 of the Code and the Treasury Regulations issued pursuant thereto.

         2.15 "NON-EMPLOYEE DIRECTOR" means a member of the Board of Directors who is not an employee or officer of the Corporation.

         2.16 "NON-QUALIFIED STOCK OPTIONS" means those Options granted hereunder which are not intended to qualify as Incentive Stock Options.

         2.17 "NORMAL RETIREMENT AGE" means the normal retirement age of a member of the Board as determined by the Board from time to time.

         2.18 "OPTION" means an option granted pursuant to Section 6 hereof.

         2.19 "OPTIONEE" means an individual to whom an Option has been granted under the Plan.

         2.20 "PERFORMANCE SHARE AWARD" means an award of Performance Shares granted pursuant to Section 9 hereof.

         2.21 "PERFORMANCE SHARES" means shares of Stock covered by a Performance Share Award.

         2.22 "STOCK" means the Applera Corporation - Celera Genomics Group Common Stock, par value $.01 per share, of the Corporation.

         2.23 "STOCK AWARD" means an Employee Stock Award or Director Stock
Award.

         2.24 "STOCK UNIT" means the bookkeeping entry representing the equivalent of one share of Stock.

         2.25 "STOCK RESTRICTIONS" mean the restrictions, including performance goals, placed on a Stock Award or Performance Share Award under the Plan.

         2.26 "TEN PERCENT STOCKHOLDER" means an individual who owns, within the meaning of Section 422(b)(6) of the Code and the Treasury Regulations issued pursuant thereto, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation.

3.  SHARES RESERVED FOR THE PLAN.

         The aggregate number of shares of Stock available for Options and Awards under the Plan is 17,200,000, subject to adjustment in accordance with
Section 15. Shares of Stock issued under the Plan shall be authorized but unissued shares. In lieu of such unissued shares, the Corporation may, in its discretion, transfer on the exercise of Options or the delivery of shares of Stock issued pursuant to Awards treasury shares, reacquired shares, or shares acquired in the market for purposes of the Plan.

         If any Options or Awards granted under the Plan shall for any reason terminate, be canceled, or expire without having been exercised or vested in full, shares of Stock not issued or vested in full under such Options or Awards shall be available again for issuance under the Plan.

4.  ADMINISTRATION OF THE PLAN.

         The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including, without limitation, the authority to determine the individuals to whom, and the time or times at which, Options and Awards shall be granted, the number of shares of Stock to be covered by each Option and Award, and the terms and conditions of each Option and Award. The Committee shall also have plenary authority in its discretion to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms (which need not be identical) of Agreements executed and delivered under the Plan, including, without limitation, such terms and provisions as shall be requisite in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make any and all other determinations and take any and all actions deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive and binding on all persons having an interest in the Plan.

5.  ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS AND AWARDS.

         Subject to the terms of the Plan, an Option may be granted to any person who, at the time the Option is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation, a Non-Employee Director, or a consultant performing significant services for the Corporation. Employee Awards may be granted to any person who, at the time the Employee Award is granted, is a regular full-time employee (which term shall include officers and directors) of the Corporation. Non-Employee Directors shall not be eligible to receive Employee Awards. In determining the employees, Non-Employee Directors and consultants to whom Options or Awards shall be granted, the number of shares of Stock to be covered by each Option or Award, and the terms and conditions of each Option and Award, the Committee shall take into account the duties and responsibilities of the respective employees, Non-Employee Directors, and consultants, their present and potential contributions to the success of the Corporation, and such other factors as they shall deem relevant in connection with accomplishing the purposes of the Plan. An employee, Non-Employee Director, or consultant who has been granted an Option or Award may be granted and hold additional Options or Awards if the Committee shall so determine.

6.  OPTIONS.

         6.1 GRANT OF OPTIONS. Subject to the terms of the Plan, the Committee may grant Options to such employees, Non-Employee Directors, and consultants at such time or times and in such amounts as it shall determine. Each Option granted hereunder shall be designated as an Incentive Stock Option or Non-Qualified Stock Option and shall be evidenced by an Agreement containing such terms and conditions consistent with the Plan as the Committee shall determine; PROVIDED, HOWEVER, that Incentive Stock Options shall be granted only to employees of the Corporation.

         6.2 PURCHASE PRICE. The purchase price of each share of Stock covered by an Option shall be not less than 100% (or 110% in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) of the Fair Market Value of a share of Stock on the date the Option is granted.

         6.3 TERM. The term of each Option shall be for such period as the Committee shall determine, but not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant thereof, and shall be subject to earlier termination as hereinafter provided. If the original term of any Option is less than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the date of grant, the Option prior to its expiration may be amended, with the approval of the Committee and the employee, Non-Employee Director, or consultant, as the case may be, to extend the term so that the term as amended is not more than ten (10) years (or five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) from the original date of grant of such Option.

         6.4 VESTING. An Option shall be exercisable at such time or times and in such manner and number of shares as the Committee shall determine. Except as provided in the Plan, no Option may be exercised at any time unless the holder thereof is then a regular employee of the Corporation, a member of the Board of Directors, or a consultant performing significant services for the Corporation. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation, continues to be a member of the Board of Directors, or a consultant performing significant services for the Corporation.

         6.5 TERMINATION OF EMPLOYMENT OR SERVICES. Except as otherwise provided in the Agreement, in the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the services of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated (other than by reason of Cause, retirement, disability, or death) such Option may, subject to the provisions of the Plan, be exercised, to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of termination of his or her employment or services, at any time within thirty (30) days after such termination, but in no event after the expiration of the term of the Option.

         6.6 TERMINATION OF EMPLOYMENT OR SERVICES FOR CAUSE. In the event that the employment of an employee to whom an Option has been granted under the Plan shall be terminated or the service of a Non-Employee Director or consultant to whom an Option has been granted under the Plan shall be terminated for Cause (as such term is defined below), such Option shall be immediately forfeited in full upon such termination (regardless of the extent to which such Option may have been exercisable as of such time). For purposes of this Section 6.6 only, "Cause" shall be defined as (a) any act which is in bad faith and to the detriment of the Corporation or (b) a material breach of any agreement with or material obligation to the Corporation.

         6.7 RETIREMENT OR DISABILITY. Except as otherwise provided in the Agreement, if an employee to whom an Option has been granted under the Plan shall retire from the Corporation pursuant to any qualified pension plan provided by the Corporation, or if a Non-Employee Director (a) retires from the Board of Directors upon reaching Normal Retirement Age or (b) resigns or declines to stand for reelection with the approval of the

Board of Directors, or if an employee, Non-Employee Director, or consultant to whom an Option has been granted becomes totally and permanently disabled, such Option may be exercised, notwithstanding the provisions of Section 6.4, in full without regard to the period of Continuous Service after the Option was granted at any time (a) in the case of an employee holding an Incentive Stock Option, within three (3) months after such retirement or disability, but in no event after the expiration of the term of the Option or (b) in the case of a Non-Qualified Stock Option, within one (1) year (three (3) years in the case of a Non-Employee Director) after such retirement, disability, resignation, or declining, but in no event after the expiration of the term of the Option.

         6.8 DEATH. If an employee, Non-Employee Director, or consultant to whom an Option has been granted under the Plan shall die while employed by the Corporation, serving as a member of the Board of Directors, or engaged to perform services for the Corporation, such Option may be exercised to the extent that the employee, Non-Employee Director, or consultant was entitled to do so at the date of his or her death, by his or her executor or administrator or other person at the time entitled by law to the employee's, Non-Employee Director's, or consultant's rights under the Option, at any time within such period, not exceeding one (1) year after his or her death, as shall be prescribed in the Agreement, but in no event after the expiration of the term of the Option.

7.  TERMS AND CONDITIONS APPLICABLE TO OPTIONS.

         7.1 TRANSFERABILITY. During the lifetime of an Optionee, an Option shall not be transferable, except pursuant to a domestic relations order; PROVIDED, HOWEVER, that the Committee may, in its sole discretion, permit an Optionee to transfer a Non-Qualified Stock Option to (a) a member of the Optionee's immediate family, (b) a trust, the beneficiaries of which consist exclusively of members of the Optionee's immediate family, or (c) a partnership, the partners of which consist exclusively of members of the Optionee's immediate family. After the death of an Optionee, an Option may be transferred pursuant to the laws of descent and distribution.

         7.2 METHOD OF EXERCISE. An Option may be exercised by giving written notice to the Corporation specifying the number of shares of Stock to be purchased; PROVIDED that, except as otherwise provided by the Committee, an Option may not be exercised as to fewer than 100 shares, or the remaining exercisable shares covered by the Option if fewer than 100, at any one time.
No Option may be exercised with respect to a fractional share. The purchase price of the shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an Option (a) in cash or currency of the United States of America, (b) by tendering to the Corporation shares of Stock owned by such holder for at least six (6) months having a Fair Market Value equal to the cash exercise price applicable to the purchase price of the shares as to which the Option is being exercised, (c) a combination of cash and/or previously owned shares of Stock valued at Fair Market Value, or (d) by payment of such other consideration as the Committee shall from time to time determine. For purposes of the immediately preceding sentence, Fair Market Value shall be determined as of the business day immediately preceding the day on which the Option is exercised. Notwithstanding the foregoing, the Committee shall have the right to modify, amend, or cancel the provisions of clauses (b) and (c) above at any time upon prior notice to the holders of Options.

         7.3 STOCKHOLDER RIGHTS. An Optionee shall have none of the rights of a stockholder with respect to the shares subject to an Option until such shares have been registered upon the exercise of the Option on the transfer books of the Corporation in the name of such Optionee and then only to the extent that any restrictions imposed thereon by the Committee shall have lapsed.

         7.4 NO LOANS. Neither the Corporation, any company with which it is affiliated, nor any of their respective subsidiaries may directly or indirectly lend money to any person for the purpose of assisting such person in acquiring or carrying shares of Stock issued upon the exercise of an Option.

         7.5 CONDITIONS PRECEDENT TO EXERCISE. Notwithstanding any other provision of the Plan, but subject to the provisions of Section 11, the exercise of an Option following termination of employment or service shall be subject to the satisfaction of the conditions precedent that the Optionee has not (a) rendered services or engaged directly or indirectly in any business which in the opinion of the Committee competes with or is in conflict with the interests of the Corporation; PROVIDED, HOWEVER, that the ownership by an Optionee of 5% or less of any class of securities of a publicly traded company shall not be deemed to violate this clause or (b) violated any written agreement with the Corporation, including, without limitation, any confidentiality agreement. An Optionee's violation of clause (a) or (b) of the preceding sentence shall result in the immediate forfeiture of any Options held by such Optionee.

         7.6 LIMITATIONS ON THE GRANT OF OPTIONS. No one individual may be granted an Option or Options under the Plan during any fiscal year of the Corporation for an aggregate number of shares of Stock which exceeds 10% of the total number of shares reserved for issuance under the Plan; PROVIDED, HOWEVER, that during the fiscal year of the Corporation ending June 30, 1999 the Committee may grant Options to the President of the Celera Genomics Group representing up to 30% of the total number of shares reserved for issuance under the Plan. The aggregate Fair Market Value of the Stock (determined as of the date the Option is granted)with respect to which Incentive Stock Options granted under the Plan and all other stock option plans of the Corporation (or any parent or subsidiary of the Corporation) are exercisable for the first time by any specific individual during any calendar year shall not exceed $100,000. No Incentive Stock Option may be granted hereunder to an individual who immediately after such Option is granted is a Ten Percent Stockholder unless (a) the Option price is at least 110% of the fair market value of such stock on the date of grant and (b) the Option may not be exercised more than five (5) years after the date of grant.

8.  EMPLOYEE STOCK AWARDS.

         8.1 GRANT OF EMPLOYEE STOCK AWARDS. Subject to the terms of the Plan, the Committee may grant Employee Stock Awards to such employees at such time or times and in such amounts as it shall determine. Shares of Stock issued pursuant to Employee Stock Awards may, but need not, be subject to such restrictions as may be established by the Committee at the time of the grant and reflected in an Agreement.

         8.2 RESTRICTIONS ON EMPLOYEE STOCK AWARDS. Except as provided in the Plan, any shares of Stock subject to an Employee Stock Award with respect to which Stock Restrictions have not been satisfied shall be forfeited and all rights of the employee to such Employee Stock Award shall terminate without any payment of consideration by the Corporation. Except as set forth in Section 8.5, a recipient of an Employee Stock Award subject to Stock Restrictions shall forfeit such award in the event of the termination of his or her employment during the period the shares are subject to Stock Restrictions.

         8.3 STOCKHOLDER RIGHTS. The recipient of an Employee Stock Award shall be entitled to such rights of a stockholder with respect to the shares of Stock issued pursuant to such Employee Stock Award as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to such shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest may be accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

         The Committee, in its discretion, may cause a legend or legends to be placed on any certificate representing shares issued pursuant to Employee Stock Awards, which legend or legends shall make appropriate reference to the Stock Restrictions imposed thereon. The Committee may also in its discretion require that certificates representing shares issued pursuant to Employee Stock Awards remain in the physical custody of the Corporation or an escrow holder until any or all of the Stock Restrictions imposed under the Plan have lapsed.

         8.4 NON-TRANSFERABILITY. Prior to the time Stock Restrictions lapse, none of the shares of Stock issued pursuant to an Employee Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

         8.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of the Stock subject to an Employee Stock Award.

         8.6 LIMITATIONS ON EMPLOYEE STOCK AWARDS. No employee may receive an Employee Stock Award representing more than 80,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Employee Stock Awards under the Plan shall be 160,000, subject in each case to adjustment in accordance with Section 15.

9.  PERFORMANCE SHARE AWARDS.

         9.1 GRANT OF PERFORMANCE SHARE AWARDS. Subject to the terms of the Plan, the Committee may grant Performance Share Awards to such employees at such time or times and in such amounts as it shall determine. Stock issued pursuant to a Performance Share Award shall be subject to the attainment of performance goals relating to one or more criteria within the meaning of Section 162(m) of the Code and the Treasury Regulations issued pursuant thereto, including, without limitation, stock price, market share, sales, earnings per share, return on equity, costs, and cash flow, as determined by the Committee from time to time. Any such objectives and the period in which such objectives are to be met shall be determined by the Committee at the time of the grant and reflected in an Agreement; PROVIDED, HOWEVER, that the period in which such objectives are to be met shall be not less than one year. Each Performance Share Award shall also be subject to such other restrictions as the Committee may determine.

         9.2 DELIVERY OF PERFORMANCE SHARES. Certificates representing Performance Shares shall be registered in the Award Recipient's name but shall remain in the physical custody of the Corporation until the Committee has determined that the performance goals and other Stock Restrictions with respect to such Performance Shares have been met.

         9.3 STOCKHOLDER RIGHTS. The recipient of a Performance Share Award shall be entitled to such rights of a stockholder with respect to the Performance Shares as the Committee shall determine, including the right to vote such shares of Stock, except that cash and stock dividends with respect to the Performance Shares may, at the discretion of the Committee, be either paid currently or withheld by the Corporation for the Award Recipient's account, and interest maybe accrued on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee.

         9.4 NON-TRANSFERABILITY. Prior to the time shares of Stock issued pursuant to a Performance Share Award are delivered to an Award Recipient, none of such shares may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the Award Recipient.

         9.5 LAPSE OF RESTRICTIONS. In the event of the termination of employment of an Award Recipient, prior to the lapse of Stock Restrictions, by reason of death, total and permanent disability, retirement, or resignation or discharge from employment other than discharge for cause, the Committee may, in its discretion, remove any Stock Restrictions on all or a portion of a Performance Share Award, or determine the performance objectives with respect to all or a portion of a Performance Share Award to have been attained; PROVIDED, HOWEVER, that the Committee shall not be entitled to exercise such discretion to the extent that the ability to exercise such discretion would cause the

Performance Share Award not to qualify as performance based compensation under
Section 162(m) of the Code.

         9.6 LIMITATIONS ON PERFORMANCE SHARE AWARDS. No employee may receive Performance Share Awards representing more than 200,000 shares of Stock during any fiscal year of the Corporation, and the maximum number of shares of Stock which may be issued to all employees pursuant to Performance Share Awards under the Plan shall be 800,000, subject in each case to adjustment in accordance with
Section 15.

10.  DIRECTOR STOCK AWARDS.

         10.1 GRANT OF DIRECTOR STOCK AWARDS. As of the date of each election or reelection to the Board of Directors, each Non-Employee Director shall automatically be granted a Director Stock Award with respect to 300 shares of Stock, subject to adjustment in accordance with Section 15. Notwithstanding the foregoing, each Non-Employee Director first elected to the Board of Directors on a date other than the date of an annual meeting of stockholders shall be granted that number of whole shares of Stock equal to the number of shares then subject to a Director Stock Award (after giving effect to Section 10.8) multiplied by a fraction, the numerator of which shall be the number of months remaining until the anticipated date of the next annual meeting of stockholders, and the denominator of which shall be 12. All Director Stock Awards shall be evidenced by an agreement containing such terms and conditions consistent with the Plan as the Committee shall determine.

         10.2 VESTING. Each Director Stock Award shall vest in full on the date immediately preceding the first annual meeting of stockholders next following the date of grant; PROVIDED, HOWEVER, that, except as provided in the Plan, the recipient thereof continues to serve as a member of the Board of Directors as of such date.

         10.3 FORFEITURE OF DIRECTOR STOCK AWARDS. Except as provided in the Plan, a recipient of a Director Stock Award shall forfeit any unvested shares of Stock subject to the Director Stock Award, and all rights of the Non-Employee Director to such unvested shares shall terminate without payment of consideration by the Corporation, upon the termination of his or her service as a member of the Board of Directors.

         10.4 STOCKHOLDER RIGHTS. Except as provided in Sections 10.5 and 10.7, a recipient of a Director Stock Award shall be entitled to all rights of a stockholder with respect to the shares of Stock issued pursuant to the Director Stock Award, including the right to receive dividends and to vote such shares of Stock; PROVIDED, HOWEVER, that stock dividends paid with respect to such shares shall be restricted to the same extent as the underlying shares of Stock issued pursuant to the Director Stock Award.

         The Committee shall cause a legend or legends to be placed on any certificate representing shares issued pursuant to a Director Stock Award, which legend or legends shall make appropriate reference to the terms of the Director Stock Award and the Plan. The Committee shall also require that certificates representing shares issued pursuant to

Director Stock Awards remain in the physical custody of the Corporation or an escrow holder until such shares have vested in accordance with the terms of the Plan.

         10.5 NON-TRANSFERABILITY. Prior to vesting, none of the shares of Stock issued pursuant to a Director Stock Award may be sold, assigned, bequeathed, transferred, pledged, hypothecated, or otherwise disposed of in any way by the recipient thereof.

         10.6 TERMINATION OF SERVICE. If a Non-Employee Director to whom a Director Stock Award has been granted shall cease to serve as a director as a result of (a) his or her death, (b) retiring from the Board of Directors upon reaching Normal Retirement Age, (c) becoming totally and permanently disabled, or (d) resigning with the approval of the Board of Directors, all shares subject to such Director Stock Award shall be vested in full, notwithstanding the provisions of Section 10.2, as of the date of termination of service.

         10.7 DEFERRAL ELECTION. A Non-Employee Director may elect to defer receipt of any Director Stock Award by filing the appropriate deferral form with the Corporate Secretary on or before December 15th of the calendar year prior to the calendar year in which such deferral is to be effective. Notwithstanding the foregoing, any person elected as a Non-Employee Director for the first time shall be permitted to make his or her first deferral election no later than twenty (20) days after such election. In no event, however, shall any deferral be permitted to the extent prohibited by applicable law. Deferrals shall be subject to the following terms and conditions:

                  (a) A Non-Employee Director may elect to defer receipt of a Director Stock Award until (i) a specified date in the future, (ii) cessation of his or her service as a member of the Board of Directors, or (iii) the end of the calendar year in which cessation of his or her service as a member of the Board of Directors occurs.

                  (b) There shall be established a Deferral Account on the books of the Corporation for each Non-Employee Director electing to defer a Director Stock Award pursuant to this Section 10.7. Deferrals shall be credited to the Non-Employee Director's Deferral Account in Stock Units in the following manner: on the award date to which the deferral election applies, the amount deferred shall be converted into a number of Stock Units equal to the number of shares of Stock awarded that are subject to the deferral election. A Non-Employee Director shall not have any voting rights with respect to any Stock Units held in his or her Deferral Account.

                  (c) Whenever cash dividends are paid with respect to shares of Stock, each Non-Employee Director's Deferral Account shall be credited on the payment date of such dividend with additional Stock Units (including fractional units to the nearest one/one hundredth (1/100)) equal in value to the amount of the cash dividend paid on a single share of Stock multiplied by the number of Stock Units (including fractional units) credited to his or her Deferral Account as of the date of record for dividend purposes. For purposes of crediting dividends, the value of a Stock Unit shall be the Fair Market Value of a share of Stock as of the payment date of the dividend.

                  (d) The number of Stock Units credited to each Non-Employee Director's Deferral Account shall be appropriately adjusted in the same manner and to the same extent Director Stock Awards are adjusted and modified pursuant to Section 15. In the event of a transaction subject to Section 11, the Board of Directors shall have the authority to amend the Plan to provide for the conversion of Stock Units credited to Deferral Accounts into units equal to shares of stock of the resulting or acquiring company (or a related company), as appropriate, if such stock is publicly traded or, if not, into cash of equal value on the effective date of such transaction. If pursuant to the preceding sentence cash is credited to a Non-Employee Director's Deferral Account, interest shall be credited thereon from the date such cash is received to the date of distribution quarterly, at the end of each calendar quarter, at a rate per annum (computed on the basis of a 360-day year and a 91-day quarter) equal to the prime rate announced publicly by Citibank, N.A. at the end of such calendar quarter. If units representing publicly traded stock of the resulting or acquired company (or a related company) are credited to a Non-Employee Director's Deferral Account, dividends shall be credited thereto in the same manner as dividends are credited on Stock Units credited to such Deferral Accounts.

                  (e) Subject to Section 10.7(g), distributions of a Non-Employee Director's Deferral Account under the Plan shall be made as follows:

                           (i) If a Non-Employee Director has elected to defer a
                  Director Stock Award to a specified date in the future, payment shall be as of such date and shall be made or shall commence, as the case may be, within thirty (30) days after the date specified;

                           (ii) If a Non-Employee Director has elected to defer
                  a Director Stock Award until cessation of his or her service as a member of the Board of Directors, payment shall be as of the date of such cessation of service and shall be made or shall commence, as the case may be, within thirty (30) days after the cessation of the Non-Employee Director's service as a director; and

                           (iii) If a Non-Employee Director has elected to defer
                  a Director Stock Award until the end of the calendar year in which the cessation of his or her service as a member of the Board of Directors occurs, payment shall be made as of December 31st of such year and shall be made or commence, as the case may be, on December 31st of such year.

                  (f) Notwithstanding any elections pursuant to Sections 10.7(a) and/or (g) hereof, in the event of the death of the Non-Employee Director prior to the distribution of his or her Deferral Account, the balance credited to such Deferral Account as of the date of his or her death shall be paid, as soon as reasonably possible thereafter, in a single distribution to the Non-Employee Director's beneficiary or beneficiaries designated on such Non-Employee Director's deferral election form. If no such election or designation has been made, such amounts shall be payable to the Non-Employee Director's estate.

                  (g) A Non-Employee Director may elect to have his or her Deferral Account under the Plan paid in a single distribution or equal annual installments, not to exceed ten (10) annual installments. To the extent a Deferral Account is deemed invested in Stock Units, such Stock Units shall be converted to Stock on the distribution date as provided in Section 10.7(h). To the extent deemed invested in units of any other stock, such units shall similarly be converted and distributed in the form of stock. To the extent invested in a medium other than Stock Units or other units, each such distribution hereunder shall be in the medium credited to the Deferral Account.

                  (h) To the extent a Deferral Account is deemed invested in Stock Units, a single distribution shall consist of the number of whole shares of Stock equal to the number of Stock Units credited to the Non-Employee Director's Deferral Account on the date as of which the distribution occurs. Cash shall be paid to a Non-Employee Director in lieu of a fractional share, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs. In the event a Non-Employee Director has elected to receive annual installment payments, each such payment shall be determined as follows:

                           (i) To the extent his or her Deferral Account is
                  deemed to be invested in Stock Units, each such payment shall consist of the number of whole shares of Stock equal to the number of Stock Units (including fractional units) credited to the Deferral Account on the date as of which the distribution occurs, divided by the number of annual installments remaining as of such distribution date. Cash shall be paid to Non-Employee Directors in lieu of fractional shares, determined by reference to the Fair Market Value of a share of Stock on the date as of which the distribution occurs.

                           (ii) To the extent his or her Deferral Account has
                  been credited in cash, each such payment shall be calculated by dividing the value on the date the distribution occurs of that portion of the Non-Employee Director's Deferral Account which is in cash by the number of annual installments remaining as of such distribution date.

         10.8 LIMITATIONS ON DIRECTOR STOCK AWARDS. The Aggregate Value (as such term is defined below) of all Director Stock Awards granted to a Non-Employee Director under the Plan in any fiscal year, together with all Director Stock Awards granted to such Non-Employee Director under the Applera
Corporation/Applied Biosystems Group 1999

Stock Incentive Plan during such year, may not exceed the Director Budgeted Amount (as such term is defined below) for such year. In the event that the Aggregate Value of such awards exceeds the Director Budgeted Amount, the Committee shall allocate to each Non-Employee Director shares of Stock and shares of Applera Corporation - Applied Biosystems Group Common Stock ("Applied Biosystems Stock"), in the ratio, as near as may be practicable, of the number of shares of Stock then outstanding to the number of shares of Applied Biosystems Stock then outstanding, as determined by the Committee. For purposes of the Plan, "Aggregate Value" shall be calculated as the Fair Market Value of a share of Stock or Applied Biosystems Stock, as the case may be, on the date of grant multiplied by the number of shares of Stock or Applied Biosystems Stock, as the case may be, subject to the Director Stock Award, and the "Director Budgeted Amount" shall be $135,000 for the fiscal year ending June 30, 2001 and shall increase by 10% for each fiscal year thereafter.

11.  ACCELERATION UPON A CHANGE OF CONTROL.

         Notwithstanding any other provision of the Plan or any Option or Award granted hereunder, (a) any Option granted hereunder and then outstanding shall become immediately exercisable in full, (b) all Stock Restrictions shall immediately terminate, and (c) all performance objectives applicable to any Performance Share Award shall be deemed attained (i) in the event that a tender offer or exchange offer (other than an offer by the Corporation) for common stock of the Company representing more than 25% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Voting Securities") is made by any "person" within the meaning of Section 14(d) of the Act and not withdrawn within ten (10) days after the commencement thereof; PROVIDED, HOWEVER, that the Committee may by action taken prior to the end of such ten (10) day period extend such ten
(10) day period; and, PROVIDED FURTHER, that the Committee may by further action taken prior to the end of such extended period declare (a) all Options granted hereunder and then outstanding to be immediately exercisable in full, (b) all Stock Restrictions to be immediately terminated, and (c) all performance objectives applicable to any Performance Share Award to be deemed attained; or
(ii) in the event of a Change in Control (as hereinafter defined).

         For purposes of this Section 11, a "Change in Control" means an event that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Act; PROVIDED, HOWEVER, that, without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" within the meaning of Section 14(d) of the Act becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 25% of the combined voting power of the then outstanding Voting Securities, (b) during any two-year period, individuals who constitute the Board of Directors (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least three-quarters of the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director without objection to such nomination, other than in response to an actual or threatened Change in Control or proxy contest) shall be, for purposes of this clause (b), considered as though such person were a member of the Incumbent Board, or (c) the approval by the Corporation's stockholders of the sale of all or substantially all of the stock or assets of the Corporation. The Committee may adopt such procedures as to notice and exercise as may be necessary to effectuate the acceleration of the exercisability of Options, termination of Stock Restrictions, and attainment of performance objectives as described above.

12.  SHARE WITHHOLDING.

         With respect to any Option or Award, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit or require any Optionee or Award Recipient to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with an Option or Award by electing to have the Corporation withhold Stock having a Fair Market Value (as of the date the amount of withholding tax is determined) equal to the amount of withholding tax.

13.  NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE.

         Nothing contained in the Plan or in any Option or Award granted or Agreement entered into pursuant to the Plan shall confer upon any employee the right to continue in the employ of the Corporation, any consultant the right to continue to perform services for the Corporation, or any Non-Employee Director the right to continue as a member of the Board of Directors or interfere with the right of the Corporation to terminate such employee's employment, such consultant's service, or Non-Employee Director's service at any time.

14.  TIME OF GRANTING OPTIONS AND EMPLOYEE AWARDS.

         Nothing contained in the Plan or in any resolution adopted by the Board of Directors or the holders of Stock shall constitute the grant of any Option or Award hereunder. An Option or Award under the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the Option or Award are set forth in an Agreement and delivered to the recipient, unless otherwise provided in the Agreement.

15.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         Notwithstanding any other provision of the Plan, in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, corporate separations or divisions (including, but not limited to, split-ups, split-offs, or spin-offs), reorganizations (including, but not limited to, mergers or consolidations), liquidations, or other similar events, the aggregate number and class of shares available under the Plan, the number of shares subject to Director Stock Awards, the maximum number of shares that may be subject to Options and Awards, and the terms of any outstanding Options or Awards (including, without limitation, the number of shares subject to an outstanding Option or Award and the price at which shares of Stock may be issued pursuant to an outstanding Option) and of any Stock Units shall be adjusted in such manner as the Committee in its discretion deems appropriate.

16.  TERMINATION AND AMENDMENT OF THE PLAN.

         Unless the Plan shall have been terminated as hereinafter provided, no Option or Award shall be granted hereunder after March 31, 2004. The Board of Directors may at any time prior to that date terminate the Plan or make such modification or amendment to the Plan as it shall deem advisable; PROVIDED, HOWEVER, that, except as provided in Section 15, no amendment may be made without the approval by the holders of Stock (to the extent such approval would be required for an exemption under Section 16(b) of the Act which the Company wishes to have) if such amendment would (a) increase the aggregate number of shares of Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to participants under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Optionee or Award Recipient, adversely affect in any material manner the rights of such Optionee or Award Recipient under any Option or Award.

17.  AMENDMENT OF OPTIONS AND AWARDS AT THE DISCRETION OF THE COMMITTEE.

         The terms of any outstanding Option or Award may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, without limitation, acceleration of the date of exercise of any Option or Award, termination of Stock Restrictions as to any Award, or the conversion of an Incentive Stock Option into a Non-Qualified Stock Option; PROVIDED, HOWEVER, that no such amendment shall adversely affect in any material manner any right of any Optionee or Award Recipient under the Plan without his or her consent; and, PROVIDED FURTHER, that the Committee shall not (a) amend any previously-issued Performance Share Award to the extent that such amendment would cause such Performance Share Award not to qualify as performance based compensation under Section 162(m) of the Code or (b) amend any previously-issued Option to reduce the purchase price thereof whether by modification of the Option or by cancellation of the Option in consideration of the immediate issuance of a replacement Option bearing a reduced purchase price.

18.  GOVERNMENT REGULATIONS.

         The Plan and the grant and exercise of Options and Awards hereunder, and the obligation of the Corporation to issue, sell, and deliver shares, as applicable, under such Options and Awards, shall be subject to all applicable laws, rules, and regulations. Notwithstanding any other provision of the Plan, transactions under the Plan are intended to comply with the applicable exemptions under Rule 16b-3 under the Act as to persons subject to the reporting requirements of Section 16(a) of the Act with respect to shares of Stock, and Options and Awards under the Plan shall be fashioned and administered in a manner consistent with the conditions applicable under Rule 16b-3.

19.  OPTIONS AND AWARDS IN FOREIGN COUNTRIES.

         The Committee shall have the authority and discretion to adopt such modifications, procedures, and subplans as it shall deem necessary or desirable to comply with the provisions of the laws of foreign countries in which the Corporation may operate in order to assure the viability of the benefits of the Options and Awards made to individuals employed in such countries and to meet the objectives of the Plan.

20.  GOVERNING LAW.

         The Plan shall be construed, regulated, and administered under the internal laws of the State of Delaware.

21.  STOCKHOLDER APPROVAL.

         The Plan shall become effective upon the date of adoption by the Board of Directors, subject to approval by the stockholders of the Corporation in accordance with applicable law. Unless so approved within one (1) year after the date of the adoption of the Plan by the Board of Directors, the Plan shall not be effective for any purpose. Prior to approval by the Corporation's stockholders, the Committee may grant Options and Awards under the terms of the Plan, but if stockholder approval is not obtained in the specified period, such Options and Awards shall be of no effect.

                     2001 ANNUAL MEETING OF STOCKHOLDERS

                               OCTOBER 18, 2001
                                   9:30 A.M.

               YOU MAY VOTE BY TELEPHONE, BY INTERNET, OR BY MAIL
                    (SEE INSTRUCTIONS ON REVERSE SIDE)



                             YOUR VOTE IS IMPORTANT








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                                   PROXY

                             APPLERA CORPORATION

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 18, 2001


The undersigned stockholder(s) of Applera Corporation (the "Company") hereby appoints TONY L. WHITE, WILLIAM B. SAWCH, and THOMAS P. LIVINGSTON, and each of them, as proxy or proxies, with power of substitution to vote all shares of Applera Corporation-Applied Biosystems Group Common Stock and/or Applera Corporation-Celera Genomics Group Common Stock which the undersigned is entitled to vote (including shares, if any, held on behalf of the undersigned, and indicated on the reverse hereof, by Fleet National Bank, under the Company's dividend reinvestment plan and by ChaseMellon Shareholder Services, L.L.C. under the Company's employee stock purchase plans) at the 2001 Annual Meeting of Stockholders and at any adjournment or adjournments thereof, as indicated on the reverse side hereof, and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement for such Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OR, IF NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, AND 4.

-----------------                                              ---------------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    SEE REVERSE
   SIDE                                                             SIDE
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                                   Applera Corporation
                                     c/o EquiServe
                                     P.O. Box 9398
                                 Boston, MA 02205-9398

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   VOTE BY TELEPHONE                                      VOTE BY INTERNET
  ----------------------                              -----------------------
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It's fast, convenient, and immediate!                 It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                  confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).
                                                      In addition, after you vote, you will have the opportunity to sign up to receive future stockholder communications
                                                      via the Internet.

------------------------------------------------    -------------------------------------------------------
 FOLLOW THESE FOUR EASY STEPS:                         FOLLOW THESE FOUR EASY STEPS:

  1. READ THE ACCOMPANYING PROXY STATEMENT             1. READ THE ACCOMPANYING PROXY STATEMENT
     AND PROXY CARD.                                      AND PROXY CARD.

  2. CALL THE TOLL-FREE NUMBER                         2. GO TO THE WEBSITE
     1-877-PRX-VOTE (1-877-779-8683). FOR                 HTTP://WWW.EPROXYVOTE.COM/ABI
     STOCKHOLDERS RESIDING OUTSIDE THE UNITED
     STATES CALL COLLECT ON A TOUCH-TONE PHONE         3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
     1-201-536-8073.                                      LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

  3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER          4. FOLLOW THE INSTRUCTIONS PROVIDED.
     LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

  4. FOLLOW THE RECORDED INSTRUCTIONS.
------------------------------------------------    -------------------------------------------------------
 YOUR VOTE IS IMPORTANT!                                YOUR VOTE IS IMPORTANT!
 Call 1-877-PRX-VOTE anytime!                          Go to HTTP://WWW.EPROXYVOTE.COM/ABI anytime!

 DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

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                                  Detach Here


------  PLEASE MARK
  X     VOTES AS IN
------  THIS EXAMPLE.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.


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1.  Election of Directors                                                                            FOR      AGAINST      ABSTAIN
    NOMINEES: (01) Richard H. Ayers                      2. Ratification of the selection of
    (02) Jean-Luc Belingard,                                PriceWaterhouseCoopers LLP as           /   /      /   /        /   /
    (03) Robert H. Hayes, (04) Arnold J. Levine,            independent accountants for the
    (05) Theodore E. Martin,                                fiscal year ending June 30, 2002.
    (06) Georges C. St. Laurent, Jr.,
    (07) Carolyn W. Slayman, (08) Orin R. Smith
    (09) James R. Tobin, and (10) Tony L. White          3. Approval of amendments to the Applera
                                                            Corporation/Applera Biosystems Group   /   /      /   /        /   /
    FOR                                    WITHHELD         1999 Stock Incentive Plan.
    ALL      /    /                /     / FROM ALL
  NOMINEES                                 NOMINEES      4. Approval of amendments to the Applera
                                                            Corporation/Celera Genomics Group 1999  /   /      /   /        /   /
   ______________________________________                   Stock Incentive Plan.
   For all nominees except as noted above

                                                          MARK HERE FOR                           MARK HERE IF
                                                          ADDRESS CHANGE        /   /             YOU PLAN TO ATTEND        /   /
                                                          AND NOTE AT LEFT                        THE MEETING

                                                          MARK HERE TO DISCONTINUE MAILING ANNUAL REPORT ON THIS
                                                            ACCOUNT (FOR MULTIPLE ACCOUNTS ONLY)                            /   /


                                                          PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS
                                                          ATTORNEY, EXECUTOR, TRUSTEE, OR IN A REPRESENTATIVE
                                                          CAPACITY, SIGN NAME AND TITLE.

Signature:_____________________________ Date:________________  Signature:________________________________ Date:______________

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